UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05635)

Exact name of registrant as specified in charter: Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007 — March 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Diversified Income Trust

3|31|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Diversified
Income Trust

3 | 31 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

Challenges continued to mount for investors in the first quarter of 2008. The markets struggled as economic news — from falling housing prices to rising inflation — painted a gloomy backdrop to an already-difficult situation. Many economists now believe that the United States is in or near recession. Fortunately, the Federal Reserve Board (the Fed) and federal lawmakers have reacted quickly, employing creative and, in some instances, unprecedented moves to ameliorate the situation. As of this writing, the Fed has cut rates a total of 3.25 percentage points since last September and added nearly $400 billion in liquidity to the credit markets. In a historic move, the Fed also provided financing to facilitate JPMorgan Chase’s buyout of investment bank Bear Stearns, which was on the brink of failure. In February, lawmakers, working with the president, approved an economic stimulus package that will put $168 billion into the hands of millions of U.S. taxpayers starting this month.

As investors it is important to keep a long-term perspective and remember the counsel of your financial representative during times like these. Markets can recover quickly, and investors who sit on the sidelines run the risk of missing the rebound. The normal condition of the economy and corporate earnings is one of growth, albeit with occasional interruptions. What’s more, recessions in the United States are usually short-lived compared with economic expansions. Since 1960, the economy has experienced 7 recessions lasting an average of 11 months, versus 64 months for the average expansion. Perhaps most important is the value that a properly diversified portfolio can offer by balancing areas of weakness with areas of strength.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam Diversified Income Trust: Seeking broad
diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage-and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s nearly 100-member fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy seeks to take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Key drivers of fixed-income returns

Government

Interest-rate levels are a primary driver of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates — and bond yields — rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values create opportunities for global investors.

Credit

Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized

Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

Performance snapshot

Putnam Diversified
Income Trust

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 13–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Bill, thank you for taking the time today to talk about Diversified Income Trust’s most recent semiannual period. How did the fund perform?

The past six months represented the most volatile period for fixed-income credit markets that I’ve experienced during my 20 years as a money manager. Because of the multiple problems affecting the credit markets over the past six months, the “flight-to-quality” trade into Treasury securities dominated the marketplace. Many investors fled even the highest-quality credit instruments, especially mortgages. Significantly, for the fund the sell-off of mortgage securities during the period was both broad and largely indiscriminate. That is why, despite our continued cautious stance on duration (a measure of portfolio risk) and credit risk, the fund had a loss of 4.14%. It significantly underperformed its benchmark, approximately 22.5% of which is made up of government securities, which returned 5.23%. The fund also underperformed its peer

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/08. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 23.

group, Lipper Multi-Sector Income Funds, which edged down 0.02%.

Could you discuss the major events that took place during the period within the fixed-income marketplace?

November, December, January, and March were difficult. In November, we experienced an additional wave of weak housing statistics and more problems in the bank loan market. At the end of 2007, fixed-income markets endured additional selling pressure as corporations and financial institutions attempted to clean up their balance sheets by divesting themselves of what they perceived to be weaker credits.

In January, the markets faced the additional challenge of a decline in consumer spending, with unemployment at the highest level we have seen for many years. Investors were concerned that U.S. growth might be in decline, and that global growth might also be significantly affected. In the first quarter of 2008, as news headlines highlighted a series of significant “write-downs” of structured securities and depressed earnings for prominent financial firms, global credit markets became increasingly illiquid.

What response did the liquidity squeeze and economic slowdown prompt from the government?

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 3/31/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Initially, the Federal Reserve Board (the Fed) took a cautious approach, but the extreme pressure on global liquidity forced the Fed to act decisively, cutting the federal funds rate by two and a half percentage points over five FOMC meetings from October to March. The Fed also employed a number of creative measures in an attempt to restore liquidity to the markets, extending substantial credit to commercial and investment banks. Congress and the White House agreed on a large fiscal stimulus package to try to bolster consumer spending, and, as we speak, Congress is attempting to fashion a plan to relieve pressure on residential mortgageholders and reduce the steady stream of foreclosures.

Of the large number of strategies the fund uses to generate returns, which ones helped performance during the period?

The strategy that helped the most, preventing even greater underperformance, was the fund’s “steepener” strategy, where we overweight shorter-term securities and underweight longer-term issues. This strategy is based on our view that the yield curve will steepen as global central banks continue to cut short-term rates and longer-term rates trend higher on the liquidity squeeze and inflation concerns. Also, the fund’s non-U.S.-dollar positions in Europe, Japan, Canada, and Australia contributed

Comparison of sector weightings

This chart shows how the fund’s sector weightings have changed over the past six months. Weightings are shown as a percentage of portfolio value. Holdings will vary over time.

significantly, based in part on the weaker dollar.

Bill, you mentioned that the sell-off of mortgage securities during the period was broad and largely indiscriminate. Please discuss its effect on the fund's strategy and performance.

We believe that one of the main strengths of Diversified Income Trust is the broad diversification of our strategies. However, as a result of the rapid panic selling and flight to quality that we have recently observed, the nine strategies that we employ in the structured securities area (out of a total of 70 to 90 strategies used at any given time within the portfolio as a whole) have become unusually correlated. These nine strategies involving structured securities —three examples are investments in Aaa-rated commercial-backed securities (CMBSs), Aaa-rated home equity loans, and collaterized mortgage obligations (CMOs) — have recently been behaving as if they were only one strategy. In the short term, the fund has not received the diversification benefits that this variety of strategies has historically provided and that we believe it will provide again in the future. In our opinion, this is the main reason for the fund’s recent underperformance.

How have you reacted to these circumstances?

Aside from the difficulties in trying to mitigate short-term volatility, the market currently offers some of the best opportunities for future returns that many of us have seen in two decades. At several points during recent periods of volatility, when we saw an opportunity, we have increased our positions within very high-quality mortgage and mortgage-backed securities with two- to five-year time horizons. We believe we have done so without significantly increasing the portfolio’s credit risk. While we want to limit short-term volatility as much as possible, we do not want to give up the potential for strong gains. At some point, the market is going to stabilize and prices should rise quickly, preventing investors who have waited on the sidelines from being able to purchase highly rated structured securities at the levels we are currently seeing. The opportunity cost of not participating is, in our opinion, much greater than the cost of short-term pricing volatility. As we believe the majority of our shareholders have long-term investment horizons, we are making a conscious trade-off between short-term volatility and the potential for future gains, as we seek outperformance over the next three to five years.

Given all the uncertainty that you’ve outlined, what is your outlook for the economy and the fund?

Many market watchers are predicting a sharp economic downturn, followed at some point by a relatively swift “bounceback” for the economy. However, based on mixed economic data and the fact that the housing market will most likely impede growth for some time to come, we think we will see a period of near-zero to very slow growth over the next two to three quarters. One positive for the economy is that growth outside the United States continues to be strong, which should spur demand for U.S. products and services.

In terms of the fund, we have already seen one benefit from our decision to seek opportunities during periods when the market has been struggling —significantly greater interest income accumulated from higher-yielding securities. Overall, we plan to continue to diversify the portfolio across a broad range of fixed-income sectors and securities.

Thanks again, Bill, for sharing your insights with us.

I N   T H E   N E W S

For the first time since the Great Depression, the Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Of special interest

We are pleased to report that effective April 2008, your fund’s dividend was increased from $0.042 to $0.057 per share. This dividend increase was possible due to an increase in interest income from more high-yield and emerging-market bonds and the widening of spreads in the mortgage market.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.02%	6.79%	6.19%	6.19%	6.20%	6.20%	6.71%	6.53%	6.74%	7.17%

10 years	52.81	46.68	41.61	41.61	41.47	41.47	48.66	43.89	48.83	56.50
Annual average	4.33	3.91	3.54	3.54	3.53	3.53	4.04	3.71	4.06	4.58

5 years	35.69	30.25	30.58	28.61	30.49	30.49	33.81	29.48	33.90	37.33
Annual average	6.29	5.43	5.48	5.16	5.47	5.47	6.00	5.30	6.01	6.55

3 years	9.37	5.02	6.94	4.21	6.83	6.83	8.43	4.89	8.35	10.16
Annual average	3.03	1.65	2.26	1.38	2.23	2.23	2.73	1.60	2.71	3.28

1 year	–2.68	–6.59	–3.46	–8.07	–3.54	–4.46	–2.95	–6.07	–3.05	–2.54

6 months	–4.14	–7.95	–4.56	–9.22	–4.53	–5.47	–4.31	–7.42	–4.40	–4.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 3/31/08

				Lipper
	Lehman	Citigroup	JPMorgan	Multi-Sector
	Aggregate	Non-U.S.	Global	Income Funds
	Bond	World Govt.	High Yield	category
	Index	Bond Index	Bond Index	average†

Annual average
(life of fund)	7.51%	7.87%	— *	7.63%

10 years	79.71	103.57	67.21%	64.50
Annual average	6.04	7.37	5.28	5.02

5 years	25.12	53.81	53.09	40.71
Annual average	4.58	8.99	8.89	7.02

3 years	17.35	23.89	16.07	15.37
Annual average	5.48	7.40	5.09	4.86

1 year	7.67	22.31	–3.06	1.81

6 months	5.23	15.27	–3.76	–0.02

Index and Lipper results should be compared to fund performance at net asset value.

* Inception date of index was 12/31/93, after the fund’s inception.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/08, there were 146, 133, 117, 87, 62, and 5 funds, respectively, in this Lipper category.

Fund’s annual operating expenses For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	0.98%	1.73%	1.73%	1.23%	1.23%	0.73%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Fund price and distribution information

For the six-month period ended 3/31/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.255		$0.217	$0.219	$0.243		$0.240	$0.267

Capital gains	—		—	—	—		—	—

Total	$0.255		$0.217	$0.219	$0.243		$0.240	$0.267

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/07	$9.91	$10.32*	$9.83	$9.84	$9.81	$10.14	$9.89	$9.92

3/31/08	9.25	9.64	9.17	9.18	9.15	9.46	9.22	9.25

Current yield
(end of period)

Current
dividend rate [1]	5.45%	5.23%	4.71%	4.71%	5.25%	5.07%	5.21%	5.71%

Current 30-day
SEC yield [2]	N/A	6.71	6.25	6.25	N/A	6.53	6.76	7.25

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Diversified IncomeTrust from October 1, 2007, to March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.04	$ 8.70	$ 8.70	$ 6.26	$ 6.26	$ 3.82

Ending value (after expenses)	$958.60	$954.40	$954.70	$956.90	$956.00	$958.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2008, use the calculation method below. To find the value of your investment on October 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.20	$ 8.97	$ 8.97	$ 6.46	$ 6.46	$ 3.94

Ending value (after expenses)	$1,019.85	$1,016.10	$1,016.10	$1,018.60	$1,018.60	$1,021.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Average annualized expense
ratio for Lipper peer group*	1.07%	1.82%	1.82%	1.32%	1.32%	0.82%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Diversified Income Trust	74%*	71%*	126%*	99%	146%†

Lipper Multi-Sector Income Funds
category average	119%	124%	127%	104%	145%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar ® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Fixed-Income High-Yield teams. D. William Kohli is the Portfolio Leader. Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2008, and March 31, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 3/31/07.

Trustee and Putnam employee fund ownership

As of March 31, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 776,000	$ 88,000,000

Putnam employees	$14,091,000	$630,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Michael Atkin is also a Portfolio Member of Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Rob Bloemker is also a Portfolio Leader of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, and Putnam Income Fund. He is also a Portfolio Member of Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Income Fund, Putnam Premier Income Trust, Putnam Master Intermediate Income Trust, and Putnam Utilities Growth & Income Fund.

Paul Scanlon is also a Portfolio Leader of Putnam High Yield Trust, Putnam High Yield Advantage Fund, and Putnam Floating Rate Income Fund. He is also a Portfolio Member of Putnam Premier Income Trust and Putnam Master Intermediate Income Trust.

D. William Kohli, Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the reporting period ended March 31, 2008, Michael Atkin joined your fund’s management team, following the departure of Portfolio Member Jeffrey Kaufman.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market.

JPMorgan Global High Yield Bond Index is a dollar-denominated index consisting of non-investment-grade corporate bonds, which are issued by both U.S. and non-U.S. companies.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not“interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2007. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 37th percentile in management fees and in the 11th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds.This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

57th	48th	38th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 118, 104 and 86 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Sector Income Funds category for the one-, five-, and ten-year periods ended March 31, 2008, were 89%, 65%, and 67%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 119th out of 133, 57th out of 87, and 42nd out of 62, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking“best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/08 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (56.0%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.2%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from August 20, 2037
to November 20, 2037	$4,605,992	$4,800,127

U.S. Government Agency Mortgage Obligations (55.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, September 1, 2021	74,696	76,983
5 1/2s, May 1, 2020	344,063	352,624
Federal National Mortgage Association Pass-Through Certificates
6 1/2s, with due dates from October 1, 2036 to August 1, 2037	4,534,747	4,702,497
6s, April 1, 2021	3,718,537	3,835,322
6s, TBA, April 1, 2038	30,000,000	30,724,218
5 1/2s, with due dates from March 1, 2037 to January 1, 2038	12,041,361	12,166,479
5 1/2s, with due dates from January 1, 2009 to February 1, 2021	4,235,130	4,345,977
5 1/2s, TBA, May 1, 2038	275,000,000	276,976,563
5 1/2s, TBA, April 1, 2038	473,000,000	477,397,434
5s, TBA, April 1, 2038	476,000,000	471,016,851
4 1/2s, with due dates from August 1, 2033 to October 1, 2035	12,550,182	12,137,531
4s, with due dates from May 1, 2019 to September 1, 2020	775,723	756,955
		1,294,489,434

Total U.S. government and agency mortgage obligations (cost $1,288,736,453)		$1,299,289,561

U.S. TREASURY OBLIGATIONS (2.9%)*

	Principal amount	Value

U.S. Treasury Bonds 6 1/4s, May 15, 2030	$17,182,000	$21,987,591
U.S. Treasury Strip zero %, November 15, 2024	98,235,000	46,283,184

Total U.S. treasury obligations (cost $58,719,475)		$68,270,775

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)*

	Principal amount	Value

Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 5.099s, 2036	$129,000	$7,494
Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.659s, 2049	765,000	759,316
Ser. 07-2, Class A2, 5.634s, 2049	2,590,000	2,544,301
Ser. 05-6, Class A2, 5.165s, 2047	4,776,000	4,770,357
Ser. 07-5, Class XW, Interest only (IO), 0.608s, 2051	233,800,680	6,045,127
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	1,170,000	1,020,259
Ser. 01-1, Class K, 6 1/8s, 2036	2,633,000	1,943,328

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

		Principal amount	Value

Banc of America Funding Corp. Ser. 07-4, Class 4A2,
IO, 5 1/2s, 2034		$13,316,938	$2,425,920
Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 1.55s, 2037		6,305,745	887,849
Ser. 07-1, Class S, IO, 1.211s, 2037		14,126,730	1,534,163
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.189s, 2032		1,174,000	1,135,520
Ser. 07-PW17, Class A3, 5.736s, 2050		9,430,000	8,823,840
Bear Stearns Commercial Mortgage Securities, Inc.
144A Ser. 07-PW18, Class X1, IO, 0.06s, 2050		274,919,005	2,352,070
Broadgate Financing PLC sec. FRB Ser. D, 6.626s,
2023 (United Kingdom)	GBP	2,707,450	4,073,285
Citigroup Mortgage Loan Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 4.051s, 2037		$7,485,574	597,616
Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A4, 5.658s, 2048		483,000	476,381
Citigroup/Deutsche Bank Commercial Mortgage Trust
144A Ser. 07-CD5, Class XS, IO, 0.062s, 2044		163,077,376	1,444,306
Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
IO, 0.571s, 2017		24,533,046	964,072
Countrywide Alternative Loan Trust IFB Ser. 04-2CB,
Class 1A5, IO, 5.001s, 2034		9,515,333	535,981
Countrywide Home Loans Ser. 05-2, Class 2X, IO, 1.16s, 2035		21,424,811	476,079
Countrywide Home Loans 144A Ser. 03-R4, Class 1A,
Principal only (PO), zero %, 2034		39,403	33,016
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.811s, 2039		3,679,000	3,694,886
Ser. 07-C5, Class A3, 5.694s, 2040		50,230,000	48,884,790
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 3.399s, 2017		369,000	335,790
FRB Ser. 06-A, Class C, 3.199s, 2017		1,093,000	1,000,095
Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033		12,244,905	12,265,721
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class L, 4.668s, 2020		4,911,000	4,174,350
FRB Ser. 05-TFLA, Class K, 4.118s, 2020		2,413,000	2,147,570
Ser. 98-C2, Class F, 6 3/4s, 2030		8,998,000	9,223,648
Ser. 98-C1, Class F, 6s, 2040		7,396,000	5,177,200
Ser. 02-CP5, Class M, 5 1/4s, 2035		2,599,000	779,700
Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.251s, 2031		39,083,329	1,276,315
DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		2,235,111	1,940,099
DLJ Commercial Mortgage Corp. 144A Ser. 98-CF2,
Class B5, 5.95s, 2031		7,128,872	5,666,099
European Loan Conduit 144A FRB Ser. 22A, Class D,
6.428s, 2014 (Ireland)	GBP	2,461,000	3,830,836
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 6.434s, 2014 (United Kingdom)	GBP	1,731,702	2,564,441

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Fannie Mae
FRB Ser. 03-W17, Class 12, IO, 1.15s, 2033	$18,370,390	$649,128
FRB Ser. 06-54, Class CF, zero %, 2035	450,281	430,300
IFB Ser. 06-70, Class SM, 32.736s, 2036	$775,622	1,037,819
IFB Ser. 06-76, Class QB, 24.008s, 2036	4,907,941	6,822,324
IFB Ser. 06-63, Class SP, 23.708s, 2036	5,362,959	7,352,091
IFB Ser. 07-W7, Class 1A4, 23.588s, 2037	2,266,865	3,059,237
IFB Ser. 06-104, Class GS, 21.145s, 2036	1,740,759	2,306,581
IFB Ser. 06-60, Class TK, 18.205s, 2036	1,717,549	2,144,375
IFB Ser. 05-25, Class PS, 16.726s, 2035	3,110,838	3,868,244
IFB Ser. 05-74, Class CP, 15.221s, 2035	2,732,407	3,331,441
IFB Ser. 05-115, Class NQ, 15.192s, 2036	1,403,023	1,644,380
IFB Ser. 06-27, Class SP, 15.038s, 2036	3,685,000	4,465,942
IFB Ser. 06-8, Class HP, 15.038s, 2036	3,926,873	4,773,884
IFB Ser. 06-8, Class WK, 15.038s, 2036	6,202,936	7,476,764
IFB Ser. 05-106, Class US, 15.038s, 2035	6,355,144	7,750,338
IFB Ser. 05-99, Class SA, 15.038s, 2035	3,227,816	3,823,102
IFB Ser. 06-60, Class CS, 14.561s, 2036	2,464,692	2,818,423
IFB Ser. 05-74, Class CS, 12.873s, 2035	3,115,570	3,610,298
IFB Ser. 04-79, Class S, 12.653s, 2032	3,859,006	4,339,703
IFB Ser. 05-114, Class SP, 12.433s, 2036	1,757,802	1,936,210
IFB Ser. 05-95, Class OP, 12.328s, 2035	1,938,806	2,172,162
IFB Ser. 05-95, Class CP, 12.152s, 2035	444,600	510,329
IFB Ser. 06-62, Class NS, 12.092s, 2036	1,174,013	1,213,642
IFB Ser. 05-83, Class QP, 10.637s, 2034	1,100,503	1,187,031
IFB Ser. 07-W6, Class 6A2, IO, 5.201s, 2037	4,765,301	625,405
IFB Ser. 06-90, Class SE, IO, 5.201s, 2036	9,254,705	1,337,484
IFB Ser. 04-51, Class XP, IO, 5.101s, 2034	9,266,323	1,029,069
IFB Ser. 03-66, Class SA, IO, 5.051s, 2033	5,697,881	710,661
IFB Ser. 08-7, Class SA, IO, 4.951s, 2038	22,209,602	2,866,438
IFB Ser. 07-W6, Class 5A2, IO, 4.691s, 2037	5,759,913	735,967
IFB Ser. 07-W2, Class 3A2, IO, 4.681s, 2037	6,292,024	772,732
IFB Ser. 06-115, Class BI, IO, 4.661s, 2036	6,347,423	583,787
IFB Ser. 05-113, Class AI, IO, 4.631s, 2036	2,984,135	363,485
IFB Ser. 05-113, Class DI, IO, 4.631s, 2036	172,887	17,876
IFB Ser. 07-60, Class AX, IO, 4.551s, 2037	23,271,611	2,646,880
IFB Ser. 06-60, Class SI, IO, 4.551s, 2036	6,250,631	760,308
IFB Ser. 06-60, Class UI, IO, 4.551s, 2036	2,653,076	338,226
IFB Ser. 07-W7, Class 3A2, IO, 4.531s, 2037	8,540,501	988,843
IFB Ser. 06-60, Class DI, IO, 4.471s, 2035	6,804,607	659,947
IFB Ser. 07-23, Class SI, IO, 4.171s, 2037	1,780,730	171,734
IFB Ser. 07-54, Class CI, IO, 4.161s, 2037	6,095,027	653,236
IFB Ser. 07-39, Class JI, IO, 4.161s, 2037	6,209,901	552,064
IFB Ser. 07-39, Class PI, IO, 4.161s, 2037	3,988,975	396,136
IFB Ser. 07-30, Class WI, IO, 4.161s, 2037	21,841,851	2,093,657
IFB Ser. 07-28, Class SE, IO, 4.151s, 2037	1,063,553	110,929
IFB Ser. 07-22, Class S, IO, 4.151s, 2037	17,799,191	1,900,279
IFB Ser. 06-128, Class SH, IO, 4.151s, 2037	4,436,390	401,205
IFB Ser. 06-56, Class SM, IO, 4.151s, 2036	4,911,812	514,804
IFB Ser. 06-12, Class SD, IO, 4.151s, 2035	20,472,155	2,530,025

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-90, Class SP, IO, 4.151s, 2035	$2,942,008	$314,677
IFB Ser. 05-12, Class SC, IO, 4.151s, 2035	3,699,190	350,453
IFB Ser. 07-W5, Class 2A2, IO, 4.141s, 2037	1,872,943	190,156
IFB Ser. 07-30, Class IE, IO, 4.141s, 2037	11,578,211	1,489,108
IFB Ser. 06-123, Class CI, IO, 4.141s, 2037	11,129,374	1,140,770
IFB Ser. 06-123, Class UI, IO, 4.141s, 2037	4,260,261	435,741
IFB Ser. 07-15, Class BI, IO, 4.101s, 2037	7,571,350	777,094
IFB Ser. 06-126, Class CS, IO, 4.101s, 2037	9,494,535	877,829
IFB Ser. 06-16, Class SM, IO, 4.101s, 2036	11,326,524	1,307,655
IFB Ser. 05-95, Class CI, IO, 4.101s, 2035	7,105,611	819,446
IFB Ser. 05-84, Class SG, IO, 4.101s, 2035	11,218,676	1,226,270
IFB Ser. 05-57, Class NI, IO, 4.101s, 2035	2,335,019	252,712
IFB Ser. 05-104, Class NI, IO, 4.101s, 2035	7,797,906	861,425
IFB Ser. 05-83, Class QI, IO, 4.091s, 2035	1,892,343	236,228
IFB Ser. 06-128, Class GS, IO, 4.081s, 2037	6,871,042	718,535
IFB Ser. 05-83, Class SL, IO, 4.071s, 2035	21,445,951	2,101,787
IFB Ser. 06-114, Class IS, IO, 4.051s, 2036	4,881,797	457,522
IFB Ser. 06-115, Class IE, IO, 4.041s, 2036	3,768,685	420,888
IFB Ser. 06-117, Class SA, IO, 4.041s, 2036	5,627,416	523,656
IFB Ser. 06-121, Class SD, IO, 4.041s, 2036	678,253	64,068
IFB Ser. 06-109, Class SG, IO, 4.031s, 2036	1,590,799	150,979
IFB Ser. 06-104, Class SY, IO, 4.021s, 2036	1,420,616	129,122
IFB Ser. 06-109, Class SH, IO, 4.021s, 2036	5,119,342	595,068
IFB Ser. 06-111, Class SA, IO, 4.021s, 2036	33,058,709	3,470,304
IFB Ser. 07-W6, Class 4A2, IO, 4.001s, 2037	25,530,416	2,684,512
IFB Ser. 06-128, Class SC, IO, 4.001s, 2037	5,968,468	579,949
IFB Ser. 06-43, Class SI, IO, 4.001s, 2036	12,980,395	1,198,049
IFB Ser. 06-8, Class JH, IO, 4.001s, 2036	18,294,651	1,985,129
IFB Ser. 05-122, Class SG, IO, 4.001s, 2035	5,647,302	622,399
IFB Ser. 05-95, Class OI, IO, 3.991s, 2035	1,067,201	137,728
IFB Ser. 06-92, Class LI, IO, 3.981s, 2036	5,523,092	539,481
IFB Ser. 06-99, Class AS, IO, 3.981s, 2036	1,670,423	169,240
IFB Ser. 06-98, Class SQ, IO, 3.971s, 2036	12,755,654	1,209,620
IFB Ser. 06-85, Class TS, IO, 3.961s, 2036	13,226,071	1,184,832
IFB Ser. 07-75, Class PI, IO, 3.941s, 2037	7,060,871	659,792
IFB Ser. 07-88, Class MI, IO, 3.921s, 2037	2,911,201	262,809
IFB Ser. 07-103, Class AI, IO, 3.901s, 2037	25,689,076	2,607,330
IFB Ser. 07-15, Class NI, IO, 3.901s, 2022	11,685,080	990,892
IFB Ser. 07-106, Class SM, IO, 3.861s, 2037	16,183,298	1,441,333
IFB Ser. 08-3, Class SC, IO, 3.851s, 2038	41,046,840	4,223,335
IFB Ser. 07-109, Class XI, IO, 3.851s, 2037	4,230,539	431,415
IFB Ser. 07-109, Class YI, IO, 3.851s, 2037	5,735,952	514,471
IFB Ser. 07-W8, Class 2A2, IO, 3.851s, 2037	10,930,836	1,130,908
IFB Ser. 06-79, Class SH, IO, 3.851s, 2036	9,386,951	1,020,831
IFB Ser. 07-54, Class KI, IO, 3.841s, 2037	3,034,663	276,046
IFB Ser. 07-30, Class JS, IO, 3.841s, 2037	10,765,401	1,048,145
IFB Ser. 07-30, Class LI, IO, 3.841s, 2037	9,712,545	957,604
IFB Ser. 07-W2, Class 1A2, IO, 3.831s, 2037	5,024,205	490,764
IFB Ser. 07-106, Class SN, IO, 3.811s, 2037	6,722,245	580,842

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-54, Class IA, IO, 3.811s, 2037	$5,357,084	$522,677
IFB Ser. 07-54, Class IB, IO, 3.811s, 2037	5,357,084	522,677
IFB Ser. 07-54, Class IC, IO, 3.811s, 2037	5,357,084	522,677
IFB Ser. 07-54, Class ID, IO, 3.811s, 2037	5,357,084	522,677
IFB Ser. 07-54, Class IE, IO, 3.811s, 2037	5,357,084	522,677
IFB Ser. 07-54, Class IF, IO, 3.811s, 2037	8,485,137	827,873
IFB Ser. 07-54, Class NI, IO, 3.811s, 2037	5,047,977	493,200
IFB Ser. 07-54, Class UI, IO, 3.811s, 2037	7,592,297	831,677
IFB Ser. 07-91, Class AS, IO, 3.801s, 2037	4,644,349	425,460
IFB Ser. 07-91, Class HS, IO, 3.801s, 2037	4,729,226	426,000
IFB Ser. 07-15, Class CI, IO, 3.781s, 2037	20,573,481	1,983,182
IFB Ser. 06-123, Class BI, IO, 3.781s, 2037	27,049,578	2,516,801
IFB Ser. 06-115, Class JI, IO, 3.781s, 2036	15,060,709	1,445,188
IFB Ser. 07-109, Class PI, IO, 3.751s, 2037	6,911,367	657,417
IFB Ser. 06-123, Class LI, IO, 3.721s, 2037	10,025,592	915,268
IFB Ser. 08-1, Class DI, IO, 3.661s, 2038	11,230,130	896,771
IFB Ser. 08-1, Class NI, IO, 3.651s, 2037	11,202,840	922,286
IFB Ser. 08-13, Class SA, IO, 3.621s, 2038	26,925,254	2,360,160
IFB Ser. 07-39, Class AI, IO, 3.521s, 2037	9,413,305	777,811
IFB Ser. 07-32, Class SD, IO, 3.511s, 2037	6,242,927	532,600
IFB Ser. 07-30, Class UI, IO, 3.501s, 2037	5,216,651	469,414
IFB Ser. 07-32, Class SC, IO, 3.501s, 2037	8,915,756	760,978
IFB Ser. 07-1, Class CI, IO, 3.501s, 2037	6,001,943	524,035
IFB Ser. 05-74, Class SE, IO, 3.501s, 2035	4,131,748	322,376
IFB Ser. 05-14, Class SE, IO, 3.451s, 2035	5,818,853	436,149
IFB Ser. 08-1, Class BI, IO, 3.311s, 2038	22,961,651	1,484,645
IFB Ser. 07-75, Class ID, IO, 3.271s, 2037	7,640,607	638,843
IFB Ser. 08-33, Class SA, IO, 2.942s, 2038	73,572,000	5,946,825
Ser. 03-W6, Class PT1, 10.074s, 2042	77,021	89,149
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,801,478	1,980,718
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,070,023	1,171,862
Ser. 02-T12, Class A3, 7 1/2s, 2042	272,161	296,479
Ser. 02-14, Class A2, 7 1/2s, 2042	12,327	13,421
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,149,157	1,249,347
Ser. 02-T4, Class A3, 7 1/2s, 2041	319,216	347,016
Ser. 01-T3, Class A1, 7 1/2s, 2040	785,261	852,199
Ser. 01-T1, Class A1, 7 1/2s, 2040	2,440,768	2,655,091
Ser. 99-T2, Class A1, 7 1/2s, 2039	912,602	1,013,394
Ser. 00-T6, Class A1, 7 1/2s, 2030	443,124	475,698
Ser. 01-T4, Class A1, 7 1/2s, 2028	5,993,741	6,598,789
Ser. 01-T10, Class A1, 7s, 2041	5,192,831	5,587,313
Ser. 98-T2, Class A4, IO, 6 1/2s, 2036	143,622	16
Ser. 371, Class 2, IO, 6 1/2s, 2036	79,905,150	16,361,441
Ser. 363, Class 2, IO, 5 1/2s, 2035	7,294,765	1,594,196
Ser. 06-116, Class ES, IO, 4.051s, 2036	877,867	78,083
Ser. 03-W10, Class 3, IO, 1.93s, 2043	1,049,846	50,118
Ser. 01-T1, Class 1, IO, 0.814s, 2040	985,804	17,625
Ser. 03-W10, Class 3A, IO, 0.778s, 2043	34,716,769	517,851
Ser. 00-T6, IO, 0.761s, 2030	16,768,973	255,153

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W10, Class 1A, IO, 0.743s, 2043	$28,014,473	$350,424
Ser. 02-T18, IO, 0.514s, 2042	49,057,726	695,859
Ser. 02-W8, Class 1, IO, 0.345s, 2042	25,023,675	229,177
Ser. 06-117, Class OA, PO, zero %, 2036	306,783	232,484
Ser. 06-84, Class OP, PO, zero %, 2036	38,614	38,510
Ser. 06-56, Class XF, zero %, 2036	386,711	378,766
Ser. 04-38, Class AO, PO, zero %, 2034	2,239,924	1,677,286
Ser. 04-61, Class CO, PO, zero %, 2031	2,866,358	2,535,274
Ser. 99-51, Class N, PO, zero %, 2029	350,427	301,347
Ser. 07-31, Class TS, IO, zero %, 2009	13,205,263	389,304
Ser. 07-15, Class IM, IO, zero %, 2009	5,180,417	130,212
Ser. 07-16, Class TS, IO, zero %, 2009	21,291,944	585,805
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 5.501s, 2043	3,276,482	436,182
Ser. T-58, Class 4A, 7 1/2s, 2043	37,634	41,242
Ser. T-42, Class A5, 7 1/2s, 2042	477,530	512,814
Ser. T-60, Class 1A2, 7s, 2044	8,933,481	9,691,158
Ser. T-57, Class 1AX, IO, 0.446s, 2043	14,375,037	166,211
FFCA Secured Lending Corp. 144A Ser. 00-1, Class X,
IO, 1.339s, 2020	29,117,849	1,537,991
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 8.058s, 2039	3,393,196	3,393,196
First Union Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 5.35s, 2035	3,121,100	1,993,333
First Union-Lehman Brothers Commercial Mortgage
Trust II Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	1,190,602
Freddie Mac
FRB Ser. 3345, Class TY, zero %, 2037	909,265	789,356
FRB Ser. 3326, Class XF, zero %, 2037	1,043,183	998,026
FRB Ser. 3226, Class YW, zero %, 2036	1,702,882	1,622,860
FRB Ser. 3251, Class TC, zero %, 2036	4,422,330	4,446,615
FRB Ser. 3130, Class JF, zero %, 2036	1,454,802	1,402,633
FRB Ser. 3326, Class WF, zero %, 2035	955,293	916,636
FRB Ser. 3412, Class UF, zero %, 2035	2,283,573	2,032,023
IFB Ser. 3153, Class JS, 19.013s, 2036	2,653,635	3,469,651
IFB Ser. 3182, Class PS, 17.33s, 2032	3,290,993	4,282,788
IFB Ser. 3081, Class DC, 16.481s, 2035	2,469,706	3,035,783
IFB Ser. 3114, Class GK, 15.13s, 2036	1,549,663	1,894,312
IFB Ser. 2979, Class AS, 13.942s, 2034	1,168,379	1,336,734
IFB Ser. 3149, Class SU, 11.914s, 2036	1,898,198	2,086,031
IFB Ser. 3065, Class DC, 11.408s, 2035	4,066,540	4,505,325
IFB Ser. 3226, Class TY, 10.397s, 2036	5,584,592	5,795,895
IFB Ser. 3012, Class FS, 9.831s, 2035	2,306,037	2,429,622
IFB Ser. 2828, Class GI, IO, 4.683s, 2034	417,110	55,406
IFB Ser. 3184, Class SP, IO, 4.533s, 2033	9,644,675	1,068,471
IFB Ser. 2869, Class JS, IO, 4.433s, 2034	947,239	85,095
IFB Ser. 2882, Class LS, IO, 4.383s, 2034	4,339,185	505,680
IFB Ser. 3203, Class SH, IO, 4.323s, 2036	5,467,171	680,386

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2594, Class SE, IO, 4.233s, 2030	$1,698,517	$127,409
IFB Ser. 2828, Class TI, IO, 4.233s, 2030	3,524,920	378,011
IFB Ser. 3397, Class GS, IO, 4.183s, 2037	4,590,915	415,336
IFB Ser. 3311, Class BI, IO, 3.943s, 2037	7,976,196	696,870
IFB Ser. 3297, Class BI, IO, 3.943s, 2037	17,134,164	1,833,738
IFB Ser. 3284, Class IV, IO, 3.933s, 2037	4,136,718	477,993
IFB Ser. 3287, Class SD, IO, 3.933s, 2037	5,157,710	501,097
IFB Ser. 3281, Class BI, IO, 3.933s, 2037	3,010,192	308,958
IFB Ser. 3281, Class CI, IO, 3.933s, 2037	4,278,206	369,082
IFB Ser. 3249, Class SI, IO, 3.933s, 2036	2,799,308	335,167
IFB Ser. 3028, Class ES, IO, 3.933s, 2035	18,785,576	2,108,939
IFB Ser. 3042, Class SP, IO, 3.933s, 2035	4,998,768	530,739
IFB Ser. 3045, Class DI, IO, 3.913s, 2035	31,984,007	2,885,027
IFB Ser. 3236, Class ES, IO, 3.883s, 2036	517,661	45,663
IFB Ser. 3136, Class NS, IO, 3.883s, 2036	3,842,391	393,919
IFB Ser. 3054, Class CS, IO, 3.883s, 2035	3,752,505	287,123
IFB Ser. 3107, Class DC, IO, 3.883s, 2035	17,788,745	2,068,499
IFB Ser. 3066, Class SI, IO, 3.883s, 2035	12,826,897	1,453,202
IFB Ser. 2950, Class SM, IO, 3.883s, 2016	2,268,855	215,702
IFB Ser. 3256, Class S, IO, 3.873s, 2036	10,601,979	1,111,999
IFB Ser. 3031, Class BI, IO, 3.872s, 2035	4,029,292	510,992
IFB Ser. 3370, Class TS, IO, 3.853s, 2037	16,829,955	1,645,523
IFB Ser. 3244, Class SB, IO, 3.843s, 2036	4,379,748	427,654
IFB Ser. 3244, Class SG, IO, 3.843s, 2036	5,056,716	528,871
IFB Ser. 3236, Class IS, IO, 3.833s, 2036	8,757,736	823,121
IFB Ser. 3033, Class SG, IO, 3.833s, 2035	4,035,173	374,868
IFB Ser. 3114, Class TS, IO, 3.833s, 2030	25,087,652	2,221,773
IFB Ser. 3128, Class JI, IO, 3.813s, 2036	1,704,484	176,462
IFB Ser. 3240, Class S, IO, 3.803s, 2036	17,443,626	1,684,253
IFB Ser. 3229, Class BI, IO, 3.803s, 2036	544,246	48,664
IFB Ser. 3153, Class JI, IO, 3.803s, 2036	7,821,116	740,923
IFB Ser. 3065, Class DI, IO, 3.803s, 2035	2,839,393	363,103
IFB Ser. 3145, Class GI, IO, 3.783s, 2036	1,393,891	155,013
IFB Ser. 3218, Class AS, IO, 3.763s, 2036	5,608,075	507,447
IFB Ser. 3221, Class SI, IO, 3.763s, 2036	7,127,145	656,627
IFB Ser. 2852, Class VS, IO, 3.732s, 2034	355,607	44,547
IFB Ser. 3202, Class PI, IO, 3.723s, 2036	19,380,277	1,844,431
IFB Ser. 3355, Class MI, IO, 3.683s, 2037	4,954,504	457,694
IFB Ser. 3201, Class SG, IO, 3.683s, 2036	8,950,307	853,809
IFB Ser. 3203, Class SE, IO, 3.683s, 2036	8,078,245	750,184
IFB Ser. 3171, Class PS, IO, 3.668s, 2036	7,146,686	731,867
IFB Ser. 3152, Class SY, IO, 3.663s, 2036	13,377,673	1,452,097
IFB Ser. 3284, Class BI, IO, 3.633s, 2037	5,033,900	472,859
IFB Ser. 3260, Class SA, IO, 3.633s, 2037	5,071,050	369,132
IFB Ser. 3199, Class S, IO, 3.633s, 2036	11,348,873	1,106,906
IFB Ser. 3284, Class LI, IO, 3.623s, 2037	13,456,772	1,283,072
IFB Ser. 3281, Class AI, IO, 3.613s, 2037	20,927,060	2,032,500
IFB Ser. 3311, Class EI, IO, 3.593s, 2037	5,625,255	535,574
IFB Ser. 3311, Class IA, IO, 3.593s, 2037	8,062,016	811,565

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3311, Class IB, IO, 3.593s, 2037	$8,062,016	$811,565
IFB Ser. 3311, Class IC, IO, 3.593s, 2037	8,062,016	811,565
IFB Ser. 3311, Class ID, IO, 3.593s, 2037	8,062,016	811,565
IFB Ser. 3311, Class IE, IO, 3.593s, 2037	12,285,421	1,236,715
IFB Ser. 3375, Class MS, IO, 3.583s, 2037	28,374,522	2,549,281
IFB Ser. 3240, Class GS, IO, 3.563s, 2036	10,459,353	988,048
IFB Ser. 3408, Class BI, IO, 3.443s, 2038	11,140,924	837,496
IFB Ser. 3339, Class TI, IO, 3.323s, 2037	11,880,507	1,091,128
IFB Ser. 3284, Class CI, IO, 3.303s, 2037	22,367,927	1,994,118
IFB Ser. 3016, Class SQ, IO, 3.293s, 2035	7,013,299	478,847
Ser. 246, PO, zero %, 2037	22,428,650	18,956,575
Ser. 3292, Class DO, PO, zero %, 2037	566,197	448,136
Ser. 3292, Class OA, PO, zero %, 2037	587,513	447,589
Ser. 3300, PO, zero %, 2037	3,416,919	2,894,799
Ser. 3139, Class CO, PO, zero %, 2036	962,519	750,614
Ser. 236, PO, zero %, 2036	2,360,466	1,968,191
Ser. 1208, Class F, PO, zero %, 2022	355,011	315,846
GE Capital Commercial Mortgage Corp. 144A
Ser. 00-1, Class F, 7.514s, 2033	1,354,000	1,305,434
Ser. 00-1, Class G, 6.131s, 2033	4,588,975	3,651,402
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	4,134,628	3,949,703
Government National Mortgage Association
FRB Ser. 07-41, Class SA, 24.986s, 2037	577,961	767,512
FRB Ser. 07-40, Class GS, 24.866s, 2037	230,735	296,894
FRB Ser. 07-45, Class SA, 24.626s, 2037	200,134	258,105
FRB Ser. 07-45, Class SB, 24.386s, 2037	200,134	257,299
FRB Ser. 07-2, Class SA, IO, 4.844s, 2037	884,443	79,695
FRB Ser. 07-40, Class SC, IO, 4.214s, 2037	732,247	55,539
FRB Ser. 07-40, Class SD, IO, 4.214s, 2037	732,247	55,539
FRB Ser. 07-40, Class SE, IO, 4.214s, 2037	732,247	55,539
FRB Ser. 07-42, Class SC, IO, 4.214s, 2037	1,412,160	106,321
FRB Ser. 07-41, Class SM, IO, 4.164s, 2037	1,998,068	176,592
FRB Ser. 07-41, Class SN, IO, 4.164s, 2037	2,038,251	180,144
FRB Ser. 07-40, Class SG, IO, 4.144s, 2037	1,605,709	111,133
FRB Ser. 07-45, Class QA, IO, 4.104s, 2037	1,412,006	100,834
FRB Ser. 07-45, Class QB, IO, 4.064s, 2037	1,412,006	98,472
FRB Ser. 07-59, Class SC, IO, 3.964s, 2037	1,963,835	135,617
FRB Ser. 07-71, Class TA, zero %, 2037	2,822,347	2,979,263
FRB Ser. 07-73, Class KI, IO, zero %, 2037	2,856,696	55,270
FRB Ser. 07-73, Class KM, zero %, 2037	286,122	287,086
FRB Ser. 07-61, Class YC, zero %, 2037	3,324,463	3,305,723
FRB Ser. 98-2, Class EA, PO, zero %, 2028	312,188	268,684
IFB Ser. 07-51, Class SP, 24.266s, 2037	503,032	636,010
IFB Ser. 05-66, Class SP, 11.442s, 2035	2,294,203	2,500,476
IFB Ser. 06-61, Class SM, IO, 4.844s, 2036	11,958,379	1,048,271
IFB Ser. 06-62, Class SI, IO, 4.844s, 2036	6,272,014	523,362
IFB Ser. 07-1, Class SL, IO, 4.824s, 2037	2,717,695	239,411
IFB Ser. 07-1, Class SM, IO, 4.814s, 2037	2,700,053	237,260

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 06-62, Class SA, IO, 4.804s, 2036	$8,603,397	$736,772
IFB Ser. 06-64, Class SB, IO, 4.804s, 2036	8,767,130	758,243
IFB Ser. 04-59, Class SC, IO, 4.383s, 2034	3,587,215	411,105
IFB Ser. 07-26, Class SG, IO, 4.314s, 2037	8,493,314	730,739
IFB Ser. 07-9, Class BI, IO, 4.284s, 2037	17,087,130	1,292,790
IFB Ser. 07-31, Class CI, IO, 4.274s, 2037	5,222,220	398,784
IFB Ser. 07-25, Class SA, IO, 4.264s, 2037	6,538,511	514,319
IFB Ser. 07-25, Class SB, IO, 4.264s, 2037	12,838,099	962,744
IFB Ser. 07-22, Class S, IO, 4.264s, 2037	4,599,930	490,293
IFB Ser. 07-11, Class SA, IO, 4.264s, 2037	4,575,646	375,729
IFB Ser. 07-14, Class SB, IO, 4.264s, 2037	4,395,220	355,727
IFB Ser. 05-84, Class AS, IO, 4.264s, 2035	13,796,569	1,265,943
IFB Ser. 07-42, Class SB, IO, 4.214s, 2037	1,409,263	106,658
IFB Ser. 07-51, Class SJ, IO, 4.214s, 2037	5,417,693	551,393
IFB Ser. 07-58, Class PS, IO, 4.164s, 2037	3,564,957	353,583
IFB Ser. 07-59, Class PS, IO, 4.134s, 2037	4,240,009	374,830
IFB Ser. 07-59, Class SP, IO, 4.134s, 2037	520,160	47,516
IFB Ser. 06-38, Class SG, IO, 4.114s, 2033	19,023,088	1,180,784
IFB Ser. 07-35, Class NY, IO, 4.083s, 2035	8,400,712	742,183
IFB Ser. 07-53, Class SG, IO, 4.064s, 2037	3,509,374	259,273
IFB Ser. 07-51, Class SG, IO, 4.044s, 2037	29,566,378	2,097,657
IFB Ser. 08-3, Class SA, IO, 4.014s, 2038	11,305,003	796,440
IFB Ser. 07-79, Class SY, IO, 4.014s, 2037	23,255,834	1,600,468
IFB Ser. 07-64, Class AI, IO, 4.014s, 2037	2,316,969	158,837
IFB Ser. 07-53, Class ES, IO, 4.014s, 2037	5,582,214	375,147
IFB Ser. 08-2, Class SB, IO, 3.984s, 2038	28,540,281	2,024,590
IFB Ser. 07-26, Class SD, IO, 3.983s, 2037	9,215,492	724,257
IFB Ser. 08-4, Class SA, IO, 3.98s, 2038	70,063,924	4,886,088
IFB Ser. 07-9, Class DI, IO, 3.974s, 2037	8,636,792	605,733
IFB Ser. 08-13, Class SA, IO, 3.964s, 2038	56,144,628	3,956,054
IFB Ser. 07-57, Class QA, IO, 3.964s, 2037	12,586,707	830,635
IFB Ser. 07-58, Class SA, IO, 3.964s, 2037	6,280,712	436,535
IFB Ser. 07-58, Class SC, IO, 3.964s, 2037	10,551,178	642,084
IFB Ser. 07-59, Class SA, IO, 3.964s, 2037	36,193,081	2,388,964
IFB Ser. 07-61, Class SA, IO, 3.964s, 2037	6,707,647	447,274
IFB Ser. 07-53, Class SC, IO, 3.964s, 2037	6,010,331	398,166
IFB Ser. 08-15, Class CI, IO, 3.954s, 2038	48,443,221	3,390,030
IFB Ser. 07-58, Class SD, IO, 3.954s, 2037	10,124,879	606,162
IFB Ser. 08-6, Class SC, IO, 3.939s, 2038	48,684,289	3,503,516
IFB Ser. 07-59, Class SD, IO, 3.934s, 2037	939,918	64,755
IFB Ser. 08-18, Class SG, IO, 3.864s, 2038	15,038,610	986,984
IFB Ser. 07-48, Class SB, IO, 3.833s, 2037	7,893,788	556,078
IFB Ser. 05-65, Class SI, IO, 3.814s, 2035	8,627,312	730,093
IFB Ser. 06-7, Class SB, IO, 3.784s, 2036	1,636,721	111,087
IFB Ser. 07-17, Class AI, IO, 3.733s, 2037	21,256,978	2,043,245
IFB Ser. 07-17, Class IB, IO, 3.714s, 2037	4,550,309	386,569
IFB Ser. 06-14, Class S, IO, 3.714s, 2036	6,892,703	504,132
IFB Ser. 07-78, Class SA, IO, 3.713s, 2037	35,344,800	2,855,188
IFB Ser. 06-11, Class ST, IO, 3.704s, 2036	4,291,910	297,524

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-9, Class AI, IO, 3.683s, 2037	$9,841,587	$779,581
IFB Ser. 07-27, Class SD, IO, 3.664s, 2037	4,572,688	294,111
IFB Ser. 07-19, Class SJ, IO, 3.664s, 2037	7,912,675	503,112
IFB Ser. 07-23, Class ST, IO, 3.664s, 2037	9,963,707	592,950
IFB Ser. 07-9, Class CI, IO, 3.664s, 2037	11,223,577	700,735
IFB Ser. 07-7, Class EI, IO, 3.664s, 2037	5,007,437	306,203
IFB Ser. 07-7, Class JI, IO, 3.664s, 2037	12,624,434	976,207
IFB Ser. 07-1, Class S, IO, 3.664s, 2037	10,504,430	670,309
IFB Ser. 07-3, Class SA, IO, 3.664s, 2037	10,035,549	637,568
IFB Ser. 05-71, Class SA, IO, 3.543s, 2035	15,543,744	1,289,649
IFB Ser. 07-73, Class MI, IO, 3.464s, 2037	3,933,277	219,227
IFB Ser. 07-25, Class KS, IO, 3.383s, 2037	9,545,157	870,996
IFB Ser. 07-21, Class S, IO, 3.383s, 2037	331,554	22,697
IFB Ser. 07-31, Class AI, IO, 3.363s, 2037	5,782,555	594,464
IFB Ser. 07-43, Class SC, IO, 3.283s, 2037	8,421,144	587,554
Ser. 07-73, Class MO, PO, zero %, 2037	285,217	229,231
Ser. 99-31, Class MP, PO, zero %, 2029	33,591	29,827
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.799s, 2045	1,506,000	1,431,805
Ser. 06-GG6, Class A2, 5.506s, 2038	5,643,000	5,636,567
GSMPS Mortgage Loan Trust 144A Ser. 01-2, IO, 0.209s, 2032	1,187,687	11,045
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands)	547,836	136,959
IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 2.709s, 2037	1,813,058	1,628,353
JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class AM, 6.063s, 2051	2,318,000	2,132,560
FRB Ser. 07-LD12, Class A3, 5.991s, 2051	11,043,000	10,200,971
FRB Ser. 07-LD11, Class A3, 5.819s, 2049	1,878,000	1,758,371
Ser. 07-CB20, Class A3, 5.863s, 2051	3,771,000	3,440,434
JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 07-CB20, Class X1, IO, 0.051s, 2051	280,520,814	3,110,976
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	2,058,073
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	2,941,709
LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	3,440,000	3,383,998
Ser. 07-C7, Class XW, IO, 0.374s, 2045	273,366,778	6,970,853
LB-UBS Commercial Mortgage Trust 144A Ser. 07-C7,
Class XCL, IO, 0.08s, 2045	116,430,966	1,164,310
Lehman Mortgage Trust
IFB Ser. 07-5, Class 4A3, 24.488s, 2037	3,172,683	3,920,815
IFB Ser. 07-5, Class 8A2, IO, 5.121s, 2036	6,028,999	568,575
IFB Ser. 07-4, Class 3A2, IO, 4.601s, 2037	4,858,066	487,819
IFB Ser. 06-5, Class 2A2, IO, 4.551s, 2036	11,284,205	933,956
IFB Ser. 06-7, Class 2A5, IO, 4.299s, 2036	16,013,916	1,498,993
IFB Ser. 07-2, Class 2A13, IO, 4.091s, 2037	8,382,708	767,978
IFB Ser. 06-9, Class 2A2, IO, 4.021s, 2037	10,204,271	1,042,697
IFB Ser. 06-7, Class 2A4, IO, 3.951s, 2036	17,428,416	1,260,084

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

		Principal amount	Value

Lehman Mortgage Trust
IFB Ser. 06-6, Class 1A2, IO, 3.901s, 2036		$6,536,856	$465,439
IFB Ser. 06-6, Class 1A3, IO, 3.901s, 2036		9,208,541	742,526
Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012		7,637,087	7,410,265
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040 (Canada)		4,511,500	2,481,325
Ser. 04-1A, Class K, 5.45s, 2040 (Canada)		1,653,000	826,500
Ser. 04-1A, Class L, 5.45s, 2040 (Canada)		752,500	338,625
MASTR Adjustable Rate Mortgages Trust FRB
Ser. 04-13, Class 3A6, 3.787s, 2034		579,000	558,602
Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.062s, 2049		201,418,754	2,745,904
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 05-A9, Class 3A1, 5.271s, 2035		926,964	885,251
Ser. 96-C2, Class JS, IO, 2.264s, 2028		6,853,496	596,460
Merrill Lynch Mortgage Trust FRB Ser. 07-C1,
Class A3, 5.829s, 2050		1,006,000	974,435
Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 5.92s, 2049		1,827,000	1,777,498
Mezz Cap Commercial Mortgage Trust Ser. 07-C5,
Class X, 4.867s, 2017		11,183,406	2,949,623
Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 7.585s, 2037		8,011,114	2,107,924
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043		2,414,000	2,363,403
FRB Ser. 07-IQ14, Class AM, 5.691s, 2049		1,136,000	1,031,881
Morgan Stanley Capital I 144A
FRB Ser. 04-RR, Class F7, 6s, 2039		13,869,752	9,431,431
Ser. 07-HQ13, Class X1, IO, 0.674s, 2044		126,724,155	4,098,259
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.302s, 2035		7,825,997	6,065,148
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.088s, 2030		2,378,284	2,404,172
Ser. 97-MC2, Class X, IO, 2.784s, 2012		93,825	10
Permanent Financing PLC FRB Ser. 8, Class 2C, 3.39s,
2042 (United Kingdom)		973,000	958,031
Permanent Financing PLC 144A FRB Ser. 9A, Class 3A,
3.09s, 2033 (United Kingdom)		6,793,000	6,445,198
Permanent Master Issuer PLC FRB Ser. 07-1, Class 4A,
4.338s, 2033 (United Kingdom)		8,252,000	7,718,096
PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010		880,000	547,395
Residential Asset Securitization Trust IFB
Ser. 07-A3, Class 2A2, IO, 4.091s, 2037		19,377,687	1,819,042
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 6.349s, 2038 (United Kingdom)	GBP	950,000	1,669,215
SBA CMBS Trust 144A Ser. 05-1A, Class E, 6.706s, 2035		$1,580,000	1,496,184

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

		Principal amount	Value

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)		$1,339,000	$1,004,250
Ser. 03-1A, Class N, 5s, 2018 (Cayman Islands)		1,590,000	1,128,900
Ser. 04-1A, Class M, 5s, 2018 (Cayman Islands)		1,438,000	1,035,360
Ser. 04-1A, Class N, 5s, 2018 (Cayman Islands)		1,371,000	891,150
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 3.573s, 2037		21,805,308	1,771,156
Ser. 07-4, Class 1A4, IO, 1s, 2037		22,867,691	597,784
Structured Asset Securities Corp. 144A
IFB Ser. 08-01, Class 1A2, IO, 3.393s, 2045		16,661,351	1,098,344
Ser. 98-RF3, Class A, IO, 6.1s, 2028		277,300	24,601
Ser. 07-RF1, Class 1A, IO, 2.659s, 2037		22,416,644	1,357,144
Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 7.095s, 2014 (Ireland)	GBP	1,094,530	2,062,997
FRB Ser. 05-CT1A, Class D, 7.095s, 2014 (Ireland)	GBP	2,602,020	4,249,308
URSUS EPC 144A
FRB Ser. 1-A, Class D, 6.938s, 2012 (Ireland)	GBP	1,479,076	2,716,288
Ser. 1-A, Class X1, IO, 4.925s, 2012 (Ireland)	GBP	5,000	182,542
Wachovia Bank Commercial Mortgage Trust
Ser. 07-C30, Class A3, 5.246s, 2043		$3,581,000	3,609,392
Ser. 07-C34, IO, 0.356s, 2046		76,178,484	1,803,907
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 6.118s, 2018		3,292,000	2,633,600
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR13, Class 1A4, IO, 0.742s, 2035		64,474,836	303,470

Total collateralized mortgage obligations (cost $678,389,421)			$749,270,231

FOREIGN GOVERNMENT BONDS AND NOTES (28.0%)*

		Principal amount	Value

Argentina (Republic of) bonds 7s, 2013		$2,840,000	$2,371,400
Argentina (Republic of) bonds Ser. $V, 10 1/2s, 2012	ARS	13,907,000	3,615,820
Argentina (Republic of) notes Ser. $dis, 8.28s, 2033		$4,732,045	3,939,427
Argentina (Republic of) sr. unsec. unsub. bonds FRB
3.092s, 2012		32,518,750	27,530,882
Brazil (Federal Republic of) bonds 6s, 2017 (S)		6,295,000	6,414,605
Brazil (Federal Republic of) notes zero %, 2017	BRL	1,516,000	7,449,275
Canada (Government of) bonds Ser. WL43, 5 3/4s, 2029	CAD	1,550,000	1,895,882
Colombia (Republic of) unsec. unsub. bonds 7 3/8s, 2037		$1,960,000	2,099,650
Colombia (Republic of) unsec. unsub. bonds 7 3/8s, 2017		1,315,000	1,439,925
Colombia (Republic of) notes 10s, 2012		9,334,000	11,072,458
Ecuador (Republic of) bonds Ser. REGS, 12s, 2012		1,383,528	1,404,281
Ecuador (Republic of) regs notes 9 3/8s, 2015		500,000	506,250
France (Government of) bonds 5 3/4s, 2032	EUR	17,480,000	31,967,741
France (Government of) bonds 5 1/2s, 2010	EUR	22,675,000	37,385,305
France (Government of) bonds 4s, 2013	EUR	32,000,000	50,992,273
France (Government of) bonds 4s, 2009	EUR	6,430,000	10,193,491
Germany (Federal Republic of) bonds Ser. 2, 5s, 2012	EUR	9,780,000	16,161,775
Ghana (Republic of) bonds 8 1/2s, 2017		$1,255,000	1,308,714

FOREIGN GOVERNMENT BONDS AND NOTES (28.0%)* continued

		Principal amount	Value

Indonesia (Republic of) bonds 14.275s, 2013	IDR	10,328,000,000	$1,276,967
Indonesia (Republic of) bonds 14 1/4s, 2013	IDR	30,671,000,000	3,856,045
Indonesia (Republic of) 144A bonds 6 5/8s, 2037		$3,925,000	3,615,906
Ireland (Republic of) bonds 5s, 2013	EUR	49,300,000	81,801,338
Japan (Government of) 10 yr bonds Ser. 244, 1s, 2012	JPY	23,000,000	233,388
Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s, 2036	JPY	599,500,000	6,156,297
Japan (Government of) CPI Linked bonds Ser. 12, 1.2s, 2017	JPY	1,516,515,000	15,215,336
Japan (Government of) CPI Linked bonds Ser. 8, 1s, 2016	JPY	16,383,637,500	162,817,737
Mexican (Government of) bonds Ser. M 10, 8s, 2015	MXN	72,676,000	7,057,797
Peru (Republic of) bonds 8 3/4s, 2033		$1,940,000	2,517,150
Russia (Federation of) unsub. 5s, 2030		10,344,322	11,915,418
Russia (Ministry of Finance) debs. Ser. V, 3s, 2008		7,605,000	7,590,779
South Africa (Republic of) notes 5 7/8s, 2022 (S)		1,805,000	1,696,032
Spain (Kingdom of) bonds 5s, 2012	EUR	15,000,000	24,750,122
Sweden (Government of) debs. Ser. 1041, 6 3/4s, 2014	SEK	215,045,000	41,756,486
Turkey (Republic of) notes 6 7/8s, 2036 (S)		$14,765,000	13,236,823
Ukraine (Government of) 144A bonds 6 3/4s, 2017		3,825,000	3,786,750
Ukraine (Government of) 144A sr. unsub. 6.58s, 2016		2,530,000	2,501,538
United Mexican States bonds Ser. MTN, 8.3s, 2031		7,635,000	10,040,025
United Mexican States sr. unsec. notes Ser. A, 6.05s, 2040		11,670,000	11,646,660
Venezuela (Republic of) bonds 8 1/2s, 2014		6,840,000	6,331,309
Venezuela (Republic of) notes 10 3/4s, 2013		8,290,000	8,455,800
Venezuela (Republic of) unsub. bonds 5 3/8s, 2010		2,580,000	2,376,825

Total foreign government bonds and notes (cost $549,266,797)			$648,381,682

CORPORATE BONDS AND NOTES (21.1%)*

		Principal amount	Value

Basic Materials (1.4%)
Algoma Acquisition Corp. 144A unsec. notes 9 7/8s,
2015 (Canada)		$570,000	$493,050
Bayer AG jr. unsec. sub. bond FRB 5s, 2105 (Germany)	EUR	819,000	1,113,270
Builders FirstSource, Inc. company guaranty sr. sec.
notes FRN 7.315s, 2012		$1,195,000	836,500
Clondalkin Acquisition BV 144A company guaranty sr. sec.
notes FRN 4.8s, 2013 (Netherlands)		885,000	725,700
Compass Minerals International, Inc. sr. disc.
notes stepped-coupon Ser. B, zero % (12s, 6/1/08), 2013 ††		1,715,000	1,792,175
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011 (Canada)		1,105,000	1,105,000
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
bonds 8 3/8s, 2017		3,442,000	3,639,915
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes FRN 8.394s, 2015		605,000	597,438
Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 1/4s, 2015 (S)		1,722,000	1,816,710
Georgia-Pacific Corp. debs. 9 1/2s, 2011		239,000	243,183
Georgia-Pacific Corp. notes 8 1/8s, 2011		230,000	228,275
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011 (Canada)		2,431,000	2,540,395

CORPORATE BONDS AND NOTES (21.1%)* continued

		Principal amount	Value

Basic Materials continued
Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		$475,000	$509,438
Huntsman International, LLC company
guaranty sr. unsec. sub. notes 7 7/8s, 2014		985,000	1,044,100
Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		1,114,000	999,815
Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016		951,000	1,022,325
Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s, 2014		574,000	614,180
NewPage Corp. company guaranty 10s, 2012		252,000	255,780
NewPage Corp. sec. notes 10s, 2012		1,439,000	1,460,585
NewPage Holding Corp. sr. notes FRN 11.818s, 2013 ‡‡		345,531	290,246
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		82,000	68,265
Novelis, Inc. company guaranty 7 1/4s, 2015		701,000	620,385
Rhodia SA 144A company guaranty unsec.
sr. notes 7.326s, 2013 (France)	EUR	3,640,000	5,054,141
Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	1,400,000	2,064,759
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		$3,583,000	3,511,340
			32,646,970

Capital Goods (1.4%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		394,000	383,165
BBC Holding Corp. sr. notes 8 7/8s, 2014		1,004,000	875,990
Bombardier, Inc. 144A notes 6 3/4s, 2012 (Canada)		7,295,000	7,222,050
Bombardier, Inc. 144A sr. notes 8s, 2014 (Canada) (S)		1,305,000	1,344,150
Bombardier, Inc. 144A sr. unsec. notes FRN 7.631s,
2013 (Canada)	EUR	865,000	1,310,947
Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		$2,592,000	2,643,840
General Cable Corp. company guaranty sr. unsec.
notes FRN 7.104s, 2015		850,000	733,125
Hawker Beechcraft Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		936,000	931,320
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		305,000	295,088
L-3 Communications Corp. company guaranty 6 1/8s, 2013		3,113,000	3,042,958
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		2,084,000	1,995,430
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		4,999,000	5,636,073
Owens-Illinois, Inc. debs. 7 1/2s, 2010		453,000	463,193
RBS Global, Inc./ Rexnord Corp. company guaranty
9 1/2s, 2014		2,606,000	2,436,610
Ryerson Tull, Inc. 144A sec. notes 12s, 2015		505,000	477,225
TD Funding Corp. company guaranty 7 3/4s, 2014		420,000	420,000
Tekni-Plex, Inc. sec. notes 10 7/8s, 2012		550,000	561,000
Terex Corp. company guaranty 7 3/8s, 2014		1,375,000	1,361,250
			32,133,414

CORPORATE BONDS AND NOTES (21.1%)* continued

		Principal amount	Value

Communication Services (1.3%)
American Tower Corp. 144A sr. notes 7s, 2017		$1,730,000	$1,730,000
Cincinnati Bell, Inc. company guaranty 7s, 2015		1,294,000	1,171,070
Cricket Communications, Inc. 144A company guaranty
9 3/8s, 2014		1,765,000	1,672,338
Digicel Group, Ltd. 144A sr. notes 8 7/8s, 2015 (Jamaica)		1,095,000	914,325
Digicel, Ltd. 144A sr. notes 9 1/4s, 2012 (Jamaica)		1,050,000	1,042,125
Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††		4,551,000	4,414,470
iPCS, Inc. company guaranty sr. sec. notes FRN 5.364s, 2013		575,000	442,750
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		370,000	340,400
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		2,985,000	2,805,900
Qwest Corp. sr. unsec. notes 7 1/2s, 2014		610,000	594,750
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		4,691,000	4,784,820
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		1,375,000	1,196,250
Rural Cellular Corp. sr. unsec. sub. notes FRN 6.076s, 2013		790,000	795,925
West Corp. company guaranty 9 1/2s, 2014		528,000	472,560
Wind Acquisition Fin. SA notes 9 3/4s, 2015 (Netherlands)	EUR	5,355,000	8,497,743
			30,875,426

Consumer Cyclicals (2.9%)
Allison Transmission 144A company guaranty 11s, 2015		$350,000	304,500
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014		720,000	480,600
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		1,325,000	1,086,500
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)		1,453,443	1,380,771
D.R. Horton, Inc. sr. notes 7 7/8s, 2011		3,460,000	3,403,426
FelCor Lodging LP company guaranty 8 1/2s, 2011 (R)		3,792,000	3,716,160
Ford Motor Co. notes 7.45s, 2031		1,113,000	734,580
Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011 (S)		3,013,000	2,681,788
Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010		1,978,000	1,772,456
Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009		883,000	804,530
Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 8.204s, 2014		1,280,000	1,136,000
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)		4,015,000	3,924,663
Jostens IH Corp. company guaranty 7 5/8s, 2012		4,138,000	4,024,205
Lamar Media Corp. sr. unsec. sub. notes Ser. C, 6 5/8s, 2015		735,000	646,800
Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		1,320,000	1,260,600
Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015		3,326,000	3,313,528
Mashantucket Western Pequot Tribe 144A bonds 8 1/2s, 2015		1,765,000	1,553,200
Meritage Homes Corp. company guaranty 6 1/4s, 2015		339,000	257,640
Meritage Homes Corp. sr. notes 7s, 2014		332,000	251,490
Meritor Automotive, Inc. notes 6.8s, 2009		491,000	460,313
MGM Mirage, Inc. company guaranty 8 1/2s, 2010		2,757,000	2,846,603
MGM Mirage, Inc. company guaranty 6s, 2009		7,904,000	7,844,720
NTK Holdings, Inc. sr. disc. notes zero %, 2014		794,000	385,090
Oxford Industries, Inc. sr. notes 8 7/8s, 2011		2,940,000	2,793,000
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012		1,386,000	1,306,305

CORPORATE BONDS AND NOTES (21.1%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Pinnacle Entertainment, Inc. 144A
sr. sub. notes 7 1/2s, 2015	$1,295,000	$1,019,813
Pulte Homes, Inc. company guaranty 7 7/8s, 2011	3,293,000	3,161,280
Pulte Homes, Inc. notes 4 7/8s, 2009	315,000	297,675
Quebecor Media sr. unsec. notes 7 3/4s, 2016 (Canada)	320,000	292,000
Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014 (R)	2,820,000	1,896,450
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	525,000	438,375
Standard Pacific Corp. sr. unsec. notes 6 1/2s, 2008	890,000	845,500
Station Casinos, Inc. sr. notes 6s, 2012	2,191,000	1,796,620
Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014 (S)	1,109,000	1,089,593
Tenneco, Inc. 144A sr. unsec. notes 8 1/8s, 2015	1,530,000	1,518,525
Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013	1,480,000	1,439,300
THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	1,976,000	1,462,240
Tropicana Entertainment, LLC sr. sub. notes 9 5/8s, 2014	1,180,000	612,125
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015	677,000	456,975
Vertis, Inc. company guaranty Ser. B, 10 7/8s, 2009	2,855,000	999,250
Vertis, Inc. 144A unsec. sub. notes 13 1/2s, 2009	766,000	76,600
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014 (S)	2,605,000	2,507,313
		68,279,102

Consumer Staples (2.4%)
Affinity Group, Inc. sr. sub. notes 9s, 2012	4,155,000	3,838,181
AMC Entertainment, Inc. company guaranty 11s, 2016	1,152,000	1,078,560
AMC Entertainment, Inc. sr. sub. notes 8s, 2014	948,000	803,430
Archibald Candy Corp. company guaranty 10s,
2008 (In default) † (F)	574,508	8,440
Avis Budget Car Rental, LLC company guaranty 7 3/4s, 2016	1,280,000	1,043,200
Cablevision Systems Corp. sr. notes Ser. B, 8s, 2012	1,352,000	1,314,820
CCH I Holdings, LLC company guaranty 12 1/8s, 2015	246,000	124,845
CCH I, LLC sec. notes 11s, 2015	1,580,000	1,098,100
CCH II, LLC sr. unsec. notes 10 1/4s, 2010	1,230,000	1,119,300
CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010	5,326,000	4,833,345
Church & Dwight Co., Inc. company guaranty 6s, 2012	3,512,000	3,424,200
Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	1,995,000	1,795,500
Clear Channel Communications, Inc. sr. unsec.
notes 5 1/2s, 2014	263,000	189,360
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	2,150,000	2,074,750
Dean Foods Co. company guaranty 7s, 2016	611,000	534,625
Del Monte Corp. company guaranty 6 3/4s, 2015	1,780,000	1,704,350
Del Monte Corp. sr. sub. notes 8 5/8s, 2012	3,605,000	3,668,088
Echostar DBS Corp. company guaranty 6 5/8s, 2014 (S)	15,810,000	14,387,100
Liberty Media, LLC sr. notes 5.7s, 2013	282,000	246,903
Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	758,000	760,633
Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/2s, 2013	445,000	409,400

CORPORATE BONDS AND NOTES (21.1%)* continued

		Principal amount	Value

Consumer Staples continued
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014		$750,000	$746,250
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty stepped-coupon zero % (12 1/2s, 8/1/11), 2016 ††		1,752,000	1,108,140
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012		2,384,000	2,300,560
R.H. Donnelley Corp. sr. disc. notes Ser. A-1, 6 7/8s, 2013		140,000	85,400
R.H. Donnelley Corp. sr. unsec. notes 6 7/8s, 2013		433,000	264,130
Rainbow National Services, LLC 144A sr. notes 8 3/4s, 2012		1,852,000	1,893,670
Rite Aid Corp. company guaranty 9 3/8s, 2015		1,325,000	1,040,125
Rite Aid Corp. sec. notes 7 1/2s, 2017		1,275,000	1,147,500
Sara Lee Corp. notes 6 1/4s, 2011 (S)		1,340,000	1,419,623
Young Broadcasting, Inc. company guaranty 10s, 2011		966,000	606,165
Young Broadcasting, Inc. sr. sub. notes 8 3/4s, 2014		331,000	198,600
			55,267,293

Energy (3.6%)
Arch Western Finance, LLC sr. notes 6 3/4s, 2013 (S)		5,575,000	5,561,063
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		1,310,000	1,136,425
CHC Helicopter Corp. sr. sub. notes 7 3/8s, 2014 (Canada)		5,404,000	5,383,735
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		5,575,000	5,742,250
Complete Production Services, Inc. company guaranty 8s, 2016		2,195,000	2,107,200
Comstock Resources, Inc. sr. notes 6 7/8s, 2012		3,895,000	3,739,200
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)		945,000	952,088
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		1,295,000	1,324,138
Dong Energy A/S jr. unsec. sub. notes FRN 5 1/2s,
2035 (Denmark)	EUR	819,000	1,201,680
EXCO Resources, Inc. company guaranty 7 1/4s, 2011		$3,185,000	3,097,413
Forest Oil Corp. sr. notes 8s, 2011		3,730,000	3,888,525
Gaz Capital for Gazprom 144A sr. unsec.
notes 7.288s, 2037 (Luxembourg)		1,280,000	1,167,552
Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)		4,610,000	4,218,150
Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		1,745,000	1,745,000
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014 (S)		4,355,000	4,115,475
Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2014		825,000	822,938
Lukoil International Finance 144A company
guaranty 6.656s, 2022 (Netherlands)		1,100,000	963,875
Lukoil International Finance 144A company
guaranty 6.356s, 2017 (Netherlands)		2,500,000	2,315,625
Massey Energy Co. sr. notes 6 5/8s, 2010		1,958,000	1,940,868
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014		2,650,000	2,610,250
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		1,327,000	1,273,920
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011		2,439,466	2,598,393
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014		2,625,000	2,779,875
Peabody Energy Corp. company guaranty 7 3/8s, 2016		5,820,000	6,023,700

CORPORATE BONDS AND NOTES (21.1%)* continued

		Principal amount	Value

Energy continued
Pemex Finance, Ltd. bonds 9.69s, 2009 (Cayman Islands)		$2,113,500	$2,180,566
Pemex Project Funding Master Trust 144A company
guaranty 6 5/8s, 2035		1,140,000	1,179,760
Pemex Project Funding Master Trust 144A company
guaranty 5 3/4s, 2018		1,425,000	1,454,043
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013		1,352,000	1,389,180
Petroleum Co. of Trinidad & Tobago Ltd. 144A
sr. unsec. notes 6s, 2022 (Trinidad)		3,595,000	3,653,922
Petroleum Development Corp. 144A sr. unsec. notes 12s, 2018		705,000	729,675
Petroplus Finance, Ltd. company guaranty 6 3/4s,
2014 (Bermuda)		1,440,000	1,314,000
Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015		535,000	533,663
Plains Exploration & Production Co. company
guaranty 7s, 2017		580,000	556,800
Pride International, Inc. sr. unsec. notes 7 3/8s, 2014		3,145,000	3,270,800
			82,971,747

Financial (3.8%)
Banco Do Brasil 144A sr. unsec. 5.822s, 2017 (Cayman Islands)	BRL	2,155,000	1,103,705
Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012		$4,785,000	4,787,359
Bosphorus Financial Services, Ltd. 144A sec.
sr. notes FRN 4.865s, 2012 (Cayman Islands)		10,299,000	9,910,841
CIT Group, Inc. med. term notes 3.303s, 2008		1,825,000	1,788,562
GMAC, LLC notes 6 7/8s, 2011 (S)		375,000	287,012
GMAC, LLC sr. unsec. unsub. notes 7 3/4s, 2010		418,000	361,556
GMAC, LLC sr. unsec. unsub. notes 7s, 2012		335,000	255,671
GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2012		2,179,000	1,655,887
GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014		4,960,000	3,510,197
GMAC, LLC sr. unsec. unsub. notes 6 5/8s, 2012		2,060,000	1,561,794
GMAC, LLC sr. unsec. unsub. notes 5.85s, 2009		160,000	149,199
GMAC, LLC sr. unsec. unsub. notes FRN 5.276s, 2014		275,000	182,829
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		1,260,000	1,182,892
HSBC Capital Funding LP/ Jersey Channel Islands
company guaranty sub. FRB 5.13s, 2049 (Jersey)	EUR	1,092,000	1,457,613
HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015		$375,000	273,750
HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014		270,000	210,600
iStar Financial, Inc. sr. unsec. notes Ser. B, 4 7/8s, 2009 (R)		425,000	382,500
JPMorgan Chase & Co. 144A sr. unsec. FRN 6.46s, 2017		2,500,000	2,697,500
JPMorgan Chase & Co. 144A unsec. unsub. notes
0.198s, 2012	INR	76,000,000	2,027,172
Lehman Brothers Holdings, Inc. sr. unsec. notes Ser. I,
6.2s, 2014		$4,785,000	4,719,560
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		530,000	532,650
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		1,024,000	970,240
Liberty Mutual Insurance 144A notes 7.697s, 2097		2,900,000	2,722,102
Merrill Lynch & Co., Inc. notes 5.45s, 2013 (S)		4,785,000	4,691,639

CORPORATE BONDS AND NOTES (21.1%)* continued

		Principal amount	Value

Financial continued
Morgan Stanley sr. unsec. bonds 6.025s, 2017	BRL	7,331,000	$3,523,914
Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015		$879,000	753,743
RSHB Capital SA for OJSC Russian Agricultural Bank
notes 6.299s, 2017 (Luxembourg)		2,740,000	2,537,925
UBS Luxembourg SA for Sberbank unsec. sub. notes
stepped-coupon 6.23s (7.429s, 2/11/10), 2015 (Luxembourg) ††		2,850,000	2,858,807
USI Holdings Corp. 144A sr. unsec. notes FRN 6.94s, 2014		245,000	177,013
VTB Capital SA bonds 6 1/4s, 2035 (Luxembourg)		7,596,000	7,016,805
VTB Capital SA sr. notes 6 1/4s, 2035 (Luxembourg)		3,035,000	2,803,581
VTB Capital SA 144A notes 7 1/2s, 2011 (Luxembourg)		7,265,000	7,388,142
VTB Capital SA 144A sec. notes 6.609s, 2012 (Luxembourg)		13,440,000	13,136,390
			87,619,150

Health Care (1.6%)
Community Health Systems, Inc. company
guaranty 8 7/8s, 2015		2,650,000	2,659,938
DaVita, Inc. company guaranty 6 5/8s, 2013 (S)		1,134,000	1,099,980
Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)		920,000	854,450
HCA, Inc. company guaranty sr. sec. notes 9 5/8s, 2016 ‡‡		2,340,000	2,427,750
HCA, Inc. sr. sec. notes 9 1/4s, 2016		2,730,000	2,832,375
HCA, Inc. sr. unsec. notes 6 3/8s, 2015		1,766,000	1,494,478
HCA, Inc. sr. unsec. notes 5 3/4s, 2014		1,985,000	1,637,625
Omnicare, Inc. company guaranty 6 3/4s, 2013		1,210,000	1,079,925
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		3,350,000	2,939,625
Service Corporation International debs. 7 7/8s, 2013		465,000	469,650
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		3,922,000	3,667,070
Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		1,210,000	907,500
Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		400,000	308,000
Tenet Healthcare Corp. notes 7 3/8s, 2013		2,140,000	1,909,950
Tenet Healthcare Corp. sr. unsec. unsub. notes 6 3/8s, 2011		1,618,000	1,460,245
US Oncology, Inc. company guaranty 9s, 2012		3,430,000	3,412,850
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014		2,101,000	2,022,213
Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 (R)		2,840,000	2,989,100
Ventas Realty LP/Capital Corp. company guaranty 6 3/4s, 2010 (R)		1,339,000	1,340,674
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 (R)		1,350,000	1,329,750
			36,843,148

Technology (0.7%)
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		2,334,000	1,890,540
Ceridian Corp. 144A sr. unsec. notes 11 1/4s, 2015		1,248,000	1,067,040
Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015		685,000	640,475
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
8 7/8s, 2014		2,266,000	1,773,145
Freescale Semiconductor, Inc. company guaranty sr. unsec. sub
notes 9 1/8s, 2014 ‡‡		1,613,000	1,177,490
Freescale Semiconductor, Inc. sr. sec. notes 10 1/8s, 2016 (S)		1,614,000	1,089,450
Iron Mountain, Inc. company guaranty 8 5/8s, 2013		4,018,000	4,068,225

CORPORATE BONDS AND NOTES (21.1%)* continued

		Principal amount	Value

Technology continued
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands)		$81,000	$64,699
Nortel Networks, Ltd. company guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)		965,000	881,769
Nortel Networks, Ltd. company guaranty sr. unsec.
notes FRN 8.508s, 2011 (Canada)		1,040,000	891,800
SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013		1,906,000	1,925,060
Travelport LLC company guaranty 9 7/8s, 2014		763,000	684,793
			16,154,486

Utilities & Power (2.0%)
AES Corp. (The) sr. notes 8 7/8s, 2011		361,000	377,245
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		565,000	572,063
AES Corp. (The) 144A sec. notes 8 3/4s, 2013		2,026,000	2,107,040
CMS Energy Corp. sr. notes 7 3/4s, 2010		1,225,000	1,280,750
Colorado Interstate Gas Co. debs. 6.85s, 2037		2,495,000	2,379,112
Colorado Interstate Gas Co. sr. notes 5.95s, 2015		223,000	220,747
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		654,000	673,620
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		760,000	779,000
Edison Mission Energy sr. unsec. notes 7.2s, 2019		1,125,000	1,110,938
Edison Mission Energy sr. unsec. notes 7s, 2017		785,000	781,075
El Paso Natural Gas Co. debs. 8 5/8s, 2022		1,315,000	1,478,938
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		3,632,000	3,541,200
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012		6,397,000	6,476,963
NRG Energy, Inc. sr. notes 7 3/8s, 2016		1,015,000	994,700
Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010		5,195,000	5,675,538
Teco Finance, Inc. sr. unsec. unsub. notes 7.2s, 2011		1,165,000	1,245,157
Teco Finance, Inc. sr. unsec. unsub. notes 7s, 2012		1,500,000	1,616,915
Teco Finance, Inc. sr. unsec. unsub. notes 6 3/4s, 2015		221,000	228,119
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7 1/2s, 2017		1,052,000	1,135,428
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028		520,000	518,131
Transcontinental Gas Pipeline Corp. sr. unsec. debs.
7 1/4s, 2026		3,235,000	3,315,875
Utilicorp United, Inc. sr. unsec. notes 9.95s, 2011		61,000	64,230
Vattenfall Treasury AB company guaranty unsec.
unsub. FRB 5 1/4s, 2049 (Sweden)	EUR	819,000	1,192,374
Veolia Environnement sr. unsub. notes Ser. EMTN,
5 3/8s, 2018 (France)	EUR	3,125,000	4,738,792
Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019		$2,449,000	2,614,308
Williams Partners LP/ Williams Partners
Finance Corp. sr. unsec. notes 7 1/4s, 2017		605,000	608,025
			45,726,283

Total corporate bonds and notes (cost $513,801,781)			$488,517,019

ASSET-BACKED SECURITIES (13.8%)*

	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 3.289s, 2035 (F)	$720,000	$446,018
FRB Ser. 05-4, Class A2C, 2.809s, 2035	151,000	131,370
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 2.749s, 2036	478,000	253,340
FRB Ser. 06-HE3, Class A2C, 2.749s, 2036	429,000	371,681
Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8,
Class M2, 4.349s, 2033 (F)	1,060,964	243,489
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	2,906,000	2,722,708
Ser. 04-1A, Class E, 6.42s, 2039	1,768,000	1,509,522
Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 4.869s, 2033 (F)	116,318	17,414
FRB Ser. 06-W4, Class A2C, 2.759s, 2036	761,000	540,310
Asset Backed Funding Certificates FRB Ser. 04-OPT2,
Class M2, 3.599s, 2033 (F)	1,138,000	796,288
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 2.789s, 2036	181,730	165,906
FRB Ser. 06-HE4, Class A5, 2.759s, 2036	540,000	351,000
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 3.236s, 2033	1,892,491	1,760,017
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
3.848s, 2011	3,310,000	3,268,625
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.849s, 2034	1,703,000	1,064,375
FRB Ser. 06-PC1, Class M9, 4.349s, 2035	885,000	88,500
FRB Ser. 05-HE1, Class M3, 3.529s, 2035 (F)	1,007,000	573,559
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 4.849s, 2036	1,582,000	158,200
Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	4,521,546	3,059,109
Ser. 00-A, Class A2, 7.575s, 2030	973,993	615,725
Ser. 99-B, Class A4, 7.3s, 2016	4,883,376	2,792,954
Ser. 99-B, Class A3, 7.18s, 2015	7,233,554	4,491,585
Capital Auto Receivables Asset Trust 144A Ser. 06-1,
Class D, 7.16s, 2013	1,000,000	1,000,938
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 3.898s, 2010	3,730,000	3,688,730
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 5.099s, 2035	1,384,000	193,760
FRB Ser. 05-HE4, Class M12, 4.649s, 2035	1,931,000	173,790
FRB Ser. 05-OPT1, Class M1, 3.019s, 2035	212,735	153,346
Conseco Finance Securitizations Corp.
FRB Ser. 01-4, Class M1, 4.869s, 2033	2,391,000	1,116,709
Ser. 00-4, Class A6, 8.31s, 2032	24,726,088	20,742,864
Ser. 00-5, Class A7, 8.2s, 2032	492,000	402,303
Ser. 00-1, Class A5, 8.06s, 2031	3,520,704	2,873,775
Ser. 00-4, Class A5, 7.97s, 2032	1,435,192	1,125,727
Ser. 01-3, Class M2, 7.44s, 2033	438,226	26,294
Ser. 01-4, Class A4, 7.36s, 2033	1,611,835	1,614,071

ASSET-BACKED SECURITIES (13.8%)* continued

		Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 00-6, Class A5, 7.27s, 2031		$561,362	$515,084
Ser. 01-1, Class A5, 6.99s, 2032		13,112,709	12,981,980
Ser. 01-3, Class A4, 6.91s, 2033		20,524,234	19,502,128
Ser. 02-1, Class A, 6.681s, 2033		5,875,935	5,719,599
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 3.119s, 2035		226,000	169,500
FRB Ser. 05-14, Class 3A2, 2.839s, 2036		141,593	123,186
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)		3,427,000	2,056,200
DB Master Finance, LLC 144A Ser. 06-1, Class M1, 8.285s, 2031		610,000	545,613
Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 3.269s, 2035 (F)		410,000	204,779
First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3, 2.749s, 2036		790,000	668,443
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2,
4.126s, 2038 (Cayman Islands)		1,229,000	172,060
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 2.929s, 2036		1,107,000	945,489
FRB Ser. 06-2, Class 2A3, 2.769s, 2036		1,320,000	924,000
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 4.599s,
2037 (Cayman Islands)		616,540	505,563
Gears Auto Owner Trust 144A Ser. 05-AA, Class E1,
8.22s, 2012		3,514,000	3,185,672
Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 7.589s, 2043
(United Kingdom)	GBP	6,140,686	11,201,126
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	10,080,000	14,715,137
Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$6,428,633	6,339,860
Ser. 94-4, Class B2, 8.6s, 2019		1,997,367	1,368,542
Ser. 93-1, Class B, 8.45s, 2018		2,229,803	2,004,550
Ser. 99-5, Class A5, 7.86s, 2030		27,136,473	23,880,096
Ser. 96-8, Class M1, 7.85s, 2027		2,979,000	2,643,389
Ser. 95-8, Class B1, 7.3s, 2026		2,796,090	2,480,283
Ser. 95-4, Class B1, 7.3s, 2025		2,737,142	2,707,984
Ser. 95-F, Class B2, 7.1s, 2021		404,092	254,578
Ser. 99-3, Class A7, 6.74s, 2031		3,957,000	3,862,273
Green Tree Home Improvement Loan Trust Ser. 95-D,
Class B2, 7.45s, 2025		325,275	275,459
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031		13,194,200	11,951,769
Ser. 99-5, Class M1A, 8.3s, 2026		343,000	306,704
Ser. 99-5, Class A4, 7.59s, 2028		285,868	285,868
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011 (F)		3,004,645	3,001,543
GSAMP Trust FRB Ser. 06-HE5, Class A2C, 2.749s, 2036		1,965,000	1,620,522
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 4.599s, 2030 (Cayman Islands)		2,453,000	1,482,103
FRB Ser. 05-1A, Class E, 4.399s, 2030 (Cayman Islands)		537,087	392,074
Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
2.929s, 2036		551,000	358,150

ASSET-BACKED SECURITIES (13.8%)* continued

		Principal amount	Value

JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 4.849s, 2035		$690,000	$69,000
FRB Ser. 06-FRE1, Class A4, 2.889s, 2035		470,000	409,041
Lehman XS Trust FRB Ser. 07-6, Class 2A1, 2.809s, 2037		6,017,713	4,333,355
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 5.599s, 2036 (Cayman Islands)		11,120,000	5,170,800
FRB Ser. 02-1A, Class FFL, 5.349s, 2037 (Cayman Islands)		7,500,000	2,625,000
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.219s, 2035 (F)		1,150,000	516,668
FRB Ser. 06-4, Class 2A4, 2.859s, 2036		532,000	290,348
FRB Ser. 06-1, Class 2A3, 2.789s, 2036		602,000	484,610
Lothian Mortgages PLC 144A FRB Ser. 3A, Class D,
6.328s, 2039 (United Kingdom)	GBP	6,500,000	11,904,874
Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 5.849s, 2032		$6,357,565	4,513,235
MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 2.749s, 2036		278,000	210,336
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 3.998s, 2010		3,730,000	3,701,011
Mid-State Trust Ser. 11, Class B, 8.221s, 2038		1,026,104	882,454
Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 5.799s, 2034 (F)		1,597,000	798,349
FRB Ser. 05-HE2, Class M5, 3.279s, 2035 (F)		720,000	323,664
FRB Ser. 05-HE1, Class M3, 3.119s, 2034 (F)		720,000	395,612
FRB Ser. 06-NC4, Class M2, 2.899s, 2036 (F)		1,007,000	270,715
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 1A,
Class C1A, 6.09s, 2038 (Cayman Islands)		2,000,000	1,568,400
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014		495,020	449,943
Ser. 04-B, Class C, 3.93s, 2012		503,611	458,351
Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) (F) (g)		2,028,770	590,869
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) (F) (g)		2,649,208	701,799
New Century Home Equity Loan Trust FRB Ser. 03-4,
Class M3, 4.649s, 2033 (F)		63,768	10,820
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 2.759s, 2036		663,000	577,009
FRB Ser. 06-2, Class A2C, 2.749s, 2036		663,000	554,658
Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027		1,198,419	755,313
Ser. 99-D, Class A1, 7.84s, 2029		6,835,544	5,758,946
Ser. 02-B, Class A4, 7.09s, 2032		2,842,079	2,769,322
Ser. 99-B, Class A4, 6.99s, 2026		7,580,620	6,936,268
Ser. 01-D, Class A4, 6.93s, 2031		168,953	121,219
Ser. 01-C, Class A2, 5.92s, 2017		8,581,302	3,642,728
Ser. 02-C, Class A1, 5.41s, 2032		10,232,006	9,409,353
Ser. 01-C, Class A1, 5.16s, 2012		768,884	296,386
Ser. 01-E, Class A2, 5.05s, 2019		6,179,770	4,573,030
Ser. 02-A, Class A2, 5.01s, 2020		445,711	385,375

ASSET-BACKED SECURITIES (13.8%)* continued

		Principal amount	Value

Oakwood Mortgage Investors, Inc. 144A
FRB Ser. 01-B, Class A2, 3.193s, 2018		$294,154	$234,075
Ser. 01-B, Class A4, 7.21s, 2030		691,006	597,722
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 9.588s, 2018 (Ireland)		5,793,000	5,097,840
FRB Ser. 05-A, Class E, 7.688s, 2012 (Ireland)		1,317,000	1,054,522
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 5.099s, 2035		1,809,000	253,260
Park Place Securities, Inc. FRB Ser. 05-WCH1,
Class M4, 3.429s, 2036 (F)		465,000	209,009
Park Place Securities, Inc. 144A FRB Ser. 04-MHQ1,
Class M10, 5.099s, 2034		422,539	29,578
People’s Financial Realty Mortgage Securities Trust
FRB Ser. 06-1, Class 1A2, 2.729s, 2036		1,065,000	873,300
Permanent Financing PLC
FRB Ser. 6, Class 3C, 7.576s, 2042 (United Kingdom)	GBP	6,492,000	12,549,896
FRB Ser. 3, Class 3C, 4.14s, 2042 (United Kingdom)		$3,300,000	3,260,865
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 2.789s, 2036		706,612	661,052
FRB Ser. 07-RZ1, Class A2, 2.759s, 2037		657,000	526,680
Residential Asset Securities Corp. FRB Ser. 05-EMX1,
Class M2, 3.329s, 2035 (F)		1,635,000	734,537
Residential Asset Securities Corp. 144A FRB
Ser. 05-KS10, Class B, 5.349s, 2035 (F)		1,523,000	151,907
Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026		53	54
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands) (In default) †		123,233	123
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands) (In default) †		73,702	7
Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 3.249s, 2035 (F)		720,000	323,397
FRB Ser. 07-NC2, Class A2B, 2.739s, 2037		616,000	418,880
SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 2.809s, 2036		1,124,000	710,705
FRB Ser. 06-FRE1, Class A2B, 2.779s, 2036		542,000	390,240
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 2.769s, 2036		532,000	456,107
FRB Ser. 06-3, Class A3, 2.759s, 2036		1,974,000	1,633,677
Soundview Home Equity Loan Trust 144A FRB Ser. 05-4,
Class M10, 5.099s, 2036		1,086,000	54,300
South Coast Funding 144A FRB Ser. 3A, Class A2,
4.296s, 2038 (Cayman Islands)		2,070,000	41,400
Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 2.859s, 2036		532,000	266,000
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 5.099s, 2035		2,060,000	50,791
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.87s, 2015		10,897,565	10,461,662
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		3,688,000	1,738,781

ASSET-BACKED SECURITIES (13.8%)* continued

	Principal amount	Value

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037	$2,403,000	$1,027,667
Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 2.919s, 2037	235,000	135,155
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 4.231s, 2044 (United Kingdom)	1,831,220	1,281,854

Total asset-backed securities (cost $366,041,938)		$319,569,212

SENIOR LOANS (8.4%)* (c)

	Principal amount	Value

Basic Materials (0.8%)
Aleris International, Inc. bank term loan FRN
Ser. B, 4 5/8s, 2013	$1,503,729	$1,246,843
Domtar Corp. bank term loan FRN 3.934s, 2014 (Canada)	1,433,354	1,337,114
Georgia-Pacific, LLC bank term loan FRN Ser. B, 4.727s, 2013	4,428,673	4,097,373
Georgia-Pacific, LLC bank term loan FRN Ser. B2, 5.168s, 2012	1,091,750	1,010,078
Graphic Packaging Corp. bank term loan FRN Ser. C, 7.453s, 2014	1,435,000	1,308,541
Hexion Specialty Chemicals, Inc. bank term loan FRN
Ser. C, 5s, 2013	84,363	77,930
Huntsman International, LLC bank term loan FRN
Ser. B, 4.428s, 2012	1,275,000	1,220,016
Momentive Performance Materials, Inc. bank term loan
FRN 4.938s, 2013	1,342,578	1,181,469
NewPage Holding Corp. bank term loan FRN 6.313s, 2014	1,193,000	1,164,169
Novelis, Inc. bank term loan FRN Ser. B, 4.7s, 2014	923,484	819,015
Novelis, Inc. bank term loan FRN Ser. B, 4.7s, 2014	2,031,666	1,801,833
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 4.744s, 2012	3,186,513	3,008,600
Smurfit-Stone Container Corp. bank term loan FRN
5.22s, 2010	271,070	257,110
Smurfit-Stone Container Corp. bank term loan FRN
Ser. B, 5.013s, 2011	280,180	265,750
Smurfit-Stone Container Corp. bank term loan FRN
Ser. C, 5.029s, 2011	533,594	506,114
		19,301,955

Capital Goods (0.5%)
Berry Plastics Holding Corp. bank term loan FRN
5.095s, 2015	595,500	506,009
Graham Packaging Co., LP bank term loan FRN 5.959s, 2011	397,000	362,593
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 4.73s, 2014	61,690	57,353
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 4.696s, 2014	1,058,609	984,176
Hexcel Corp. bank term loan FRN Ser. B, 5.054s, 2012	1,796,015	1,724,174
Mueller Water Products, Inc. bank term loan FRN
Ser. B, 4.863s, 2014	1,428,889	1,298,503
Polypore, Inc. bank term loan FRN Ser. B, 4.96s, 2014	1,033,297	909,302

SENIOR LOANS (8.4%)* (c) continued

	Principal amount	Value

Capital Goods continued
Sensata Technologies BV bank term loan FRN 5.056s,
2013 (Netherlands)	$1,300,000	$1,121,792
Sequa Corp. bank term loan FRN 5.95s, 2014	1,995,998	1,881,643
Terex Corp. bank term loan FRN Ser. D, 7.446s, 2013	196,500	189,623
Transdigm, Inc. bank term loan FRN 4.655s, 2013	1,050,000	980,875
Wesco Aircraft Hardware Corp. bank term loan FRN 4.95s, 2013	618,000	575,770
		10,591,813

Communication Services (0.6%)
Cricket Communications, Inc. bank term loan FRN
Ser. B, 5.696s, 2013	102,739	97,216
Crown Castle International Corp. bank term loan FRN
4.196s, 2014	308,222	280,674
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 7.453s, 2015	2,055,000	1,804,119
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 6 5/8s, 2012	2,500,000	2,473,750
Hawaiian Telcom Communications, Inc. bank term loan
FRN Ser. C, 4.95s, 2014	728,561	550,064
Intelsat Corp. bank term loan FRN Ser. B2, 5.611s, 2011	1,078,184	983,843
Intelsat Corp. bank term loan FRN Ser. B2-A, 5.611s, 2013	1,078,507	984,138
Intelsat Corp. bank term loan FRN Ser. B2-C, 5.611s, 2013	1,078,184	983,843
Intelsat, Ltd. bank term loan FRN Ser. B, 5.611s, 2013 (Bermuda)	2,616,875	2,436,311
Level 3 Communications, Inc. bank term loan FRN
6.202s, 2014	618,000	528,390
MetroPCS Wireless, Inc. bank term loan FRN 6.097s, 2013	1,605,500	1,468,586
PAETEC Holding Corp. bank term loan FRN Ser. B1,
5.204s, 2013	910,697	844,671
Time Warner Telecom, Inc. bank term loan FRN Ser. B,
5.13s, 2013	1,069,460	995,133
West Corp. bank term loan FRN 5.55s, 2013	618,000	533,540
		14,964,278

Consumer Cyclicals (1.7%)
Adesa, Inc. bank term loan FRN 4.95s, 2013	1,537,007	1,364,094
Allison Transmission bank term loan FRN Ser. B,
5.746s, 2014	1,695,300	1,483,993
Aramark Corp. bank term loan FRN 4.83s, 2014	36,916	34,342
Aramark Corp. bank term loan FRN Ser. B, 4.696s, 2014	581,084	540,570
Cenveo, Inc. bank term loan FRN Ser. C, 4.349s, 2014	967,997	861,517
Cenveo, Inc. bank term loan FRN Ser. DD, 4.349s, 2014	32,255	28,707
Claire’s Stores, Inc. bank term loan FRN 6.472s, 2014	1,493,100	1,138,074
Dana Corp. bank term loan FRN 6.779s, 2015	1,878,293	1,724,898
GateHouse Media, Inc. bank term loan FRN Ser. B, 5 1/4s, 2014	885,000	592,950
GateHouse Media, Inc. bank term loan FRN Ser. B, 5.09s, 2014	2,337,717	1,589,648
GateHouse Media, Inc. bank term loan FRN Ser. DD, 6.341s, 2014	872,283	593,152
Golden Nugget, Inc. bank term loan FRN Ser. B, 4.608s, 2014	404,091	345,498
Golden Nugget, Inc. bank term loan FRN Ser. DD, 1 3/4s, 2014 (U)	230,909	197,427
Goodman Global Holdings, Inc. bank term loan FRN Ser. B, 7 1/2s, 2011	1,516,000	1,474,310

SENIOR LOANS (8.4%)* (c) continued

	Principal amount	Value

Consumer Cyclicals continued
Goodyear Tire & Rubber Co. (The) bank term loan FRN
6.43s, 2010	$6,918,000	$6,226,200
Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B2, 7.703s, 2015	618,000	565,581
Isle of Capri Casinos, Inc. bank term loan FRN 4.446s, 2014	827,083	694,750
Isle of Capri Casinos, Inc. bank term loan FRN Ser. A, 4.446s, 2014	249,375	209,475
Isle of Capri Casinos, Inc. bank term loan FRN Ser. B, 4.446s, 2014	330,833	277,900
Landsource Communities/NWHL Investment bank term
loan FRN 7s, 2013	1,322,894	963,507
Lear Corp bank term loan FRN 5.274s, 2013	2,861,209	2,600,124
Michaels Stores, Inc. bank term loan FRN Ser. B, 5.345s, 2013	1,429,146	1,193,873
National Bedding Co. bank term loan FRN 4.741s, 2011	288,000	234,720
Neiman Marcus Group, Inc. bank term loan FRN Ser. B,
4.758s, 2013	1,982,859	1,830,712
Nortek Holdings, Inc. bank term loan FRN Ser. B, 5.35s, 2011	1,499,227	1,286,836
Reader’s Digest Association, Inc. (The) bank term
loan FRN Ser. B, 5.075s, 2014	1,683,000	1,378,377
Realogy Corp. bank term loan FRN 5.32s, 2013 (R)	849,519	686,163
Realogy Corp. bank term loan FRN Ser. B, 7.505s, 2013 (R)	3,147,428	2,542,203
Standard-Pacific Corp. bank term loan FRN Ser. B, 4.815s, 2013	427,500	346,275
Tribune Co. bank term loan FRN Ser. B, 5.542s, 2014	3,845,938	2,553,429
TRW Automotive, Inc. bank term loan FRN Ser. B, 4.656s, 2014	756,200	711,458
United Components, Inc. bank term loan FRN Ser. D, 5.142s, 2012	1,703,598	1,546,016
Visant Holding Corp. bank term loan FRN Ser. C, 6.718s, 2010	1,354,173	1,284,207
Yankee Candle Co., Inc. bank term loan FRN 4.611s, 2014	366,010	314,952
		39,415,938

Consumer Staples (2.4%)
Affinion Group, Inc. bank term loan FRN Ser. B, 5.552s, 2013	4,063,460	3,738,383
Cablevision Systems Corp. bank term loan FRN 4 3/4s, 2013	5,467,427	5,102,581
Cebridge Connections, Inc. bank term loan FRN
Ser. B, 6.508s, 2013	2,927,875	2,464,905
Charter Communications Operating, LLC bank term loan
FRN 8 1/2s, 2014	990,000	962,775
Charter Communications, Inc. bank term loan FRN 5.26s, 2014	7,333,057	6,188,792
Charter Communications, Inc. bank term loan FRN 5.171s, 2014	900,000	682,500
Cinemark USA, Inc. bank term loan FRN 4.772s, 2013	1,796,401	1,623,498
Citadel Communications bank term loan FRN Ser. B, 6.455s, 2014	705,000	576,778
Dean Foods Co. bank term loan FRN Ser. B, 4.45s, 2014	3,019,500	2,801,845
Gray Television, Inc. bank term loan FRN Ser. B, 6.21s, 2014	748,125	622,814
Idearc, Inc. bank term loan FRN Ser. B, 4.7s, 2014	5,449,731	4,351,610
Insight Midwest, LP bank term loan FRN Ser. B, 6.48s, 2014	1,446,879	1,315,627
Jarden Corp. bank term loan FRN Ser. B1, 4.446s, 2012	1,072,167	991,307
Jarden Corp. bank term loan FRN Ser. B2, 4.446s, 2012	471,508	435,948
Mediacom Communications Corp. bank term loan FRN
Ser. C, 4.671s, 2015	1,844,985	1,592,069
Mediacom Communications Corp. bank term loan FRN
Ser. D2, 4.566s, 2015	533,250	457,643
MGM Studios, Inc. bank term loan FRN Ser. B, 5.946s, 2011	4,312,000	3,395,700

SENIOR LOANS (8.4%)* (c) continued

	Principal amount	Value

Consumer Staples continued
Paxson Communications Corp. bank term loan FRN
Ser. B, 7.627s, 2012	$1,030,000	$829,150
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 7.406s, 2014	1,908,250	1,651,590
Prestige Brands, Inc. bank term loan FRN Ser. B, 6.972s, 2011	1,619,044	1,521,901
R.H. Donnelley, Inc. bank term loan FRN 4.415s, 2011	2,226,355	2,066,892
Rental Service Corp. bank term loan FRN 8.15s, 2013	2,045,000	1,702,463
Six Flags Theme Parks bank term loan FRN 4.99s, 2015	2,625,805	2,134,197
Spectrum Brands, Inc. bank term loan FRN 2.969s, 2013	75,952	70,342
Spectrum Brands, Inc. bank term loan FRN Ser. B1, 7.815s, 2013	2,112,427	1,874,779
Universal City Development Partners bank term loan
FRN Ser. B, 5.238s, 2011	3,780,377	3,553,554
Univision Communications, Inc. bank term loan FRN
Ser. B, 5.479s, 2014	597,262	469,258
Univision Communications, Inc. bank term loan FRN
Ser. DD, 7.61s, 2014 (U)	20,738	16,294
VNU Group BV bank term loan FRN Ser. B, 5.346s,
2013 (Netherlands)	617,023	555,541
Warner Music Group bank term loan FRN Ser. B, 5.084s, 2011	904,278	812,155
Young Broadcasting, Inc. bank term loan FRN Ser. B, 5.686s, 2012	320,763	282,271
		54,845,162

Energy (0.3%)
CR Gas Storage bank term loan FRN 4.589s, 2013	222,044	207,796
CR Gas Storage bank term loan FRN 4.55s, 2013	188,507	176,411
CR Gas Storage bank term loan FRN Ser. B, 4.534s, 2013	1,370,336	1,282,406
CR Gas Storage bank term loan FRN Ser. DD, 4.6s, 2013	150,411	140,759
Enterprise GP Holdings, LP bank term loan FRN 6.182s, 2014	1,000,000	983,750
EPCO Holding, Inc. bank term loan FRN Ser. A, 4.329s, 2012	1,000,000	967,500
Hercules Offshore, Inc. bank term loan FRN Ser. B, 4.45s, 2013	263,675	249,832
MEG Energy Corp. bank term loan FRN 4.7s, 2013 (Canada)	490,000	442,960
MEG Energy Corp. bank term loan FRN Ser. DD, 4.7s,
2013 (Canada) (U)	499,786	448,141
Petroleum Geo-Services ASA bank term loan FRN 4.45s,
2015 (Norway)	572,000	535,296
Western Refining, Inc. bank term loan FRN Ser. B, 4.994s, 2014	2,406,118	2,072,269
		7,507,120

Financial (0.1%)
Hub International, Ltd. bank term loan FRN Ser. B, 7.33s, 2014	569,036	489,371
Hub International, Ltd. bank term loan FRN Ser. DD,
7.337s, 2014 (U)	127,755	109,869
Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.68s, 2014	1,635,000	1,467,924
		2,067,164

Health Care (0.7%)
Community Health Systems, Inc. bank term loan FRN
Ser. B, 5.335s, 2014	2,340,902	2,153,181
Community Health Systems, Inc. bank term loan FRN
Ser. DD, 1/2s, 2014 (U)	121,079	111,369

SENIOR LOANS (8.4%)* (c) continued

	Principal amount	Value

Health Care continued
Davita, Inc. bank term loan FRN Ser. B, 4.282s, 2012	$1,194,000	$1,118,426
Health Management Associates, Inc. bank term loan
FRN 4.446s, 2014	5,469,072	4,720,493
Healthsouth Corp. bank term loan FRN Ser. B, 5.499s, 2013	1,756,524	1,618,198
IASIS Healthcare, LLC/ IASIS Capital Corp. bank term
loan FRN Ser. DD, 4.978s, 2014	434,321	391,613
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 8.494s, 2014	1,434,639	1,140,538
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 7.62s, 2014	115,819	104,430
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 5.244s, 2014	1,258,401	1,134,659
LifePoint, Inc. bank term loan FRN Ser. B, 4.71s, 2012	1,191,232	1,096,358
Mylan, Inc. bank term loan FRN Ser. B, 6.078s, 2014	643,388	619,160
Sun Healthcare Group, Inc. bank term loan FRN 4.73s, 2014	103,035	92,732
Sun Healthcare Group, Inc. bank term loan FRN
Ser. B, 5.539s, 2014	478,055	430,249
Sun Healthcare Group, Inc. bank term loan FRN
Ser. DD, 4.677s, 2014	64,949	58,454
Vanguard Health Systems, Inc. bank term loan FRN 4.954s, 2011	972,829	900,677
		15,690,537

Technology (0.5%)
Activant Solutions Holdings, Inc. bank term loan FRN
Ser. B, 6.704s, 2013	730,000	623,238
Affiliated Computer Services, Inc. bank term loan
FRN Ser. B2, 4.819s, 2013	196,500	186,737
Aspect Software, Inc. bank term loan FRN 5 5/8s, 2011	42,608	39,199
Compucom Systems, Inc. bank term loan FRN 6.21s, 2014	880,575	770,503
First Data Corp. bank term loan FRN Ser. B1, 5.355s, 2014	1,435,331	1,290,403
First Data Corp. bank term loan FRN Ser. B3, 5.355s, 2014	820,875	737,248
Flextronics International, Ltd. bank term loan FRN
Ser. B, 7.455s, 2014 (Singapore)	788,449	722,087
Flextronics International, Ltd. bank term loan FRN
Ser. B, 7.394s, 2014 (Singapore)	2,750,276	2,518,794
Freescale Semiconductor, Inc. bank term loan FRN
Ser. B, 4.861s, 2013	406,970	341,947
JDA Software Group, Inc. bank term loan FRN Ser. B, 6.931s, 2013	170,679	160,438
Sabre Holdings Corp. bank term loan FRN 5.244s, 2014	1,117,579	915,576
SunGard Data Systems, Inc. bank term loan FRN 5.162s, 2014	3,043,500	2,818,695
Travelport bank term loan FRN 5.196s, 2013	398,151	346,249
Travelport bank term loan FRN Ser. B, 4.954s, 2013	381,616	331,870
		11,802,984

Transportation (0.2%)
Delta Airlines, Inc. bank term loan FRN 6.832s, 2012	283,500	228,785
Navistar Financial Corp. bank term loan FRN 5.957s, 2012	894,133	785,720
Navistar International Corp. bank term loan FRN 6.501s, 2012	2,458,867	2,160,729
UAL Corp. bank term loan FRN Ser. B, 4.688s, 2014	2,314,722	1,795,562
		4,970,796

SENIOR LOANS (8.4%)* (c) continued

	Principal amount	Value

Utilities & Power (0.6%)
Dynegy Holdings, Inc. bank term loan FRN 4.204s, 2013	$3,090,000	$2,838,938
Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 6.579s, 2014	2,797,538	2,546,078
Energy Future Holdings Corp. bank term loan FRN
Ser. B3, 6.583s, 2014	2,907,713	2,638,749
NRG Energy, Inc. bank term loan FRN 7.84s, 2014 (U)	730,000	678,292
NRG Energy, Inc. bank term loan FRN 6.58s, 2014	1,094,229	1,021,584
NRG Energy, Inc. bank term loan FRN 6.58s, 2014	2,268,999	2,118,362
Reliant Energy, Inc. bank term loan FRN 2.589s, 2014	1,820,000	1,642,550
		13,484,553

Total senior loans (cost $216,094,591)		$194,642,300

PURCHASED OPTIONS OUTSTANDING (2.6%)*

	Expiration date/		Contract
	strike price		amount	Value

Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 4.0625% versus the
six-month EUR-EURIBOR-Telerate
maturing on March 25, 2011.	Mar-09/4.063	EUR	35,950,000	$272,901
Option on an interest rate swap
with Citibank for the right to pay a
fixed rate of 4.16% versus the six-month
EUR-EURIBOR-Telerate maturing on
March 26, 2014.	Mar-12/4.16	EUR	25,130,000	366,063
Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate of 4.0625% versus
the six month EUR-EURIBOR-Telerate
maturing March 25, 2011.	Mar-09/4.063	EUR	35,950,000	339,850
Option on an interest rate swap
with Citibank, N.A. London for the right
to receive a fixed rate of 4.16% versus
the six month EUR-EURIBOR-Telerate
maturing March 26, 2014.	Mar-12/4.16	EUR	25,130,000	278,811
Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 4.965%
versus the three month USD-LIBOR-BBA
maturing April 29, 2013.	Apr-08/4.965		$7,000,000	1
Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 5.16% versus
the three month USD-LIBOR-BBA
maturing April 28, 2018.	Apr-08/5.16		84,303,000	5,901

PURCHASED OPTIONS OUTSTANDING (2.6%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the right
to pay a fixed rate of 5.1975% versus the
three month USD-LIBOR-BBA maturing
on May 14, 2018.	May-08/5.198	$103,636,000	$40,418
Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	81,033,000	1,862,949
Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 4.965%
versus the three month USD-LIBOR-BBA
maturing April 29, 2013.	Apr-08/4.965	7,000,000	525,280
Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 5.1975%
versus the three month USD-LIBOR-BBA
maturing on May 14, 2018.	May-08/5.198	103,636,000	9,384,240
Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	81,033,000	6,572,587
Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 5.16%
versus the three month USD-LIBOR-BBA
maturing April 28, 2018.	Apr-08/5.16	84,303,000	7,438,054
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 4.41% versus
the three month USD-LIBOR-BBA
maturing on August 5, 2018.	Aug-08/4.41	31,506,000	589,477
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.03% versus
the three month USD-LIBOR-BBA
maturing on February 16, 2020.	Feb-10/5.03	138,600,000	5,010,390
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	81,033,000	1,862,949

PURCHASED OPTIONS OUTSTANDING (2.6%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 4.41%
versus the three month USD-LIBOR-BBA
maturing on August 5, 2018.	Aug-08/4.41	$31,506,000	$1,195,653
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.03%
versus the three month USD-LIBOR-BBA
maturing on February 16, 2020.	Feb-10/5.03	138,600,000	8,684,676
Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	81,033,000	6,572,587
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to pay a
fixed rate of 5.37% versus the three
month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	81,033,000	1,834,587
Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 5.37% versus the three
month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.37	81,033,000	6,638,223

Total purchased options outstanding (cost $40,985,628)			$59,475,597

SHORT-TERM INVESTMENTS (3.3%)*

		Principal amount	Value

Egypt Treasury Bills for an effective yield
of 7.25%, June 3, 2008	EGP	72,625,000	$13,192,827
Short-term investments held as collateral for loaned
securities with yields ranging from 1.50% to 3.25%
and due dates ranging from April 1, 2008 to May 9, 2008 (d)		$34,774,355	34,729,555
U.S. Treasury Bills for effective yields ranging
from 1.33% to 1.50%, September 18, 2008 #		27,810,000	27,613,022

Total short-term investments (cost $75,343,553)			$75,535,404

TOTAL INVESTMENTS

Total investments (cost $3,787,379,637)			$3,902,951,781

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
ZAR	South African Rand
USD/$	United States Dollar

    * Percentages indicated are based on net assets of $2,319,587,450.

   † Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

 # These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2008.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at March 31, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(F) Is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at March 31, 2008.

(U) These securities, in part or in entirety, represent unfunded loan commitments (Note 7).

At March 31, 2008, liquid assets totaling $1,174,787,908 have been designated as collateral for open forward commitments, swap contracts and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at March 31, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2008.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at March 31, 2008 (as a percentage of Portfolio Value):

United States	76.3%
Japan	4.8
France	3.8
Ireland	2.6
United Kingdom	2.1
Sweden	1.1
Argentina	1.0
Luxembourg	1.0
Canada	0.9
Cayman Islands	0.8
Mexico	0.7
Spain	0.6
Russia	0.5
Other	3.8

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/08 (aggregate face value $345,674,515) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 82,992,586	$ 80,728,631	4/16/08	$2,263,955
British Pound	36,694,763	36,814,609	6/18/08	(119,846)
Canadian Dollar	21,013,816	21,527,539	4/16/08	(513,723)
Danish Krone	2,261,810	2,184,507	6/18/08	77,303
Euro	19,237,166	19,213,612	6/18/08	23,554
Indian Rupee	7,333,133	7,462,198	5/21/08	(129,065)
Japanese Yen	13,765,290	13,152,124	5/21/08	613,166
Malaysian Ringgit	8,470,777	8,399,225	5/21/08	71,552
Mexican Peso	2,047,035	1,982,546	4/16/08	64,489
Norwegian Krone	109,043,024	107,291,396	6/18/08	1,751,628
Polish Zloty	18,143,106	17,468,296	6/18/08	674,810
Swiss Franc	29,926,701	29,449,832	6/18/08	476,869

Total				$5,254,692

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/08 (aggregate face value $659,018,346) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 9,686,557	$ 9,465,469	4/16/08	$ (221,088)
British Pound	15,836,632	15,909,903	6/18/08	73,271
Canadian Dollar	33,861,612	34,708,258	4/16/08	846,646
Euro	364,078,384	352,118,248	6/18/08	(11,960,136)
Hungarian Forint	9,544,810	9,147,753	6/18/08	(397,057)
Japanese Yen	97,886,486	92,042,309	5/21/08	(5,844,177)
South African Rand	11,210,664	13,015,781	4/16/08	1,805,117
South Korean Won	3,523,071	3,677,472	5/21/08	154,401
Swedish Krona	111,292,332	107,819,105	6/18/08	(3,473,227)
Swiss Franc	21,737,201	21,114,048	6/18/08	(623,153)

Total				$(19,639,403)

FUTURES CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Short)	254	$ 163,458,076	Jun-08	$ (288,088)
Canadian Government Bond 10 yr (Long)	49	5,708,803	Jun-08	183,815
Euro-Bobl 5 yr (Short)	184	32,054,580	Jun-08	(17,484)
Euro-Bund 10 yr (Short)	9	1,647,357	Jun-08	(453)
Euro-Dollar 90 day (Long)	3,360	818,370,000	Sep-09	18,355,898
Euro-Dollar 90 day (Short)	5,388	1,316,423,100	Jun-08	(33,120,568)
Euro-Dollar 90 day (Short)	3,362	822,891,525	Sep-08	(21,475,207)
Euro-Euribor Interest Rate 90 day (Long)	1,403	532,518,824	Dec-09	(1,612,701)
Euro-Euribor Interest Rate 90 day (Long)	2,519	956,701,040	Sep-09	(2,313,867)
Euro-Euribor Interest Rate 90 day (Short)	2,341	886,834,788	Dec-08	2,956,217
Euro-Euribor Interest Rate 90 day (Short)	1,586	600,006,668	Sep-08	837,198
Euro-Schatz 2 yr (Short)	19	3,133,667	Jun-08	22,583
Japanese Government Bond 10 yr (Long)	238	335,376,655	Jun-08	3,650,551
Japanese Government Bond 10 yr
Mini (Long)	2	281,709	Jun-08	2,479
Sterling Interest Rate 90 day (Long)	42	9,926,184	Dec-09	(13,600)
Sterling Interest Rate 90 day (Long)	721	170,596,054	Sep-09	376,293
Sterling Interest Rate 90 day (Short)	721	169,523,909	Sep-08	(289,692)
Sterling Interest Rate 90 day (Short)	42	9,905,366	Dec-08	6,088
U.K. Gilt 10 yr (Long)	116	25,598,230	Jun-08	45,397
U.S. Treasury Bond 20 yr (Long)	6,655	790,593,203	Jun-08	19,125,715
U.S. Treasury Note 10 yr (Long)	5,623	668,873,422	Jun-08	7,651,843
U.S. Treasury Note 5 yr (Short)	10,207	1,165,990,266	Jun-08	1,826,298
U.S. Treasury Note 2 yr (Short)	18,609	3,994,538,156	Jun-08	(15,579,388)

Total				$(19,670,673)

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $28,157,473) (Unaudited)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Citibank
for the obligation to pay a fixed rate of 4.40%
versus the six-month EUR-EURIBOR-Telerate
maturing on March 28, 2022.	EUR	5,820,000	Mar-12/4.40	$178,925
Option on an interest rate swap with Citibank
for the obligation to pay a fixed rate of 4.56%
versus the six-month EUR-EURIBOR-Telerate
maturing on March 24, 2027.	EUR	5,270,000	Mar-17/4.56	182,977
Option on an interest rate swap with
Citibank for the obligation to receive a fixed
rate of 4.40% versus the six-month
EUR-EURIBOR-Telerate maturing on
March 26, 2022.	EUR	5,820,000	Mar-12/4.40	433,445

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $28,157,473) (Unaudited) continued

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with
Citibank for the obligation to receive a
fixed rate of 4.56% versus the six-month
EUR-EURIBOR-Telerate maturing on
March 24, 2027.	EUR	5,270,000	Mar-17/4.56	$440,225

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.00%
versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.		$29,188,000	Dec-08/5.00	2,073,224

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.		21,412,000	May-12/5.51	1,508,904

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 5.00%
versus the three month USD-LIBOR-BBA
maturing on December 19, 2018.		29,188,000	Dec-08/5.00	426,144

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
obligation to receive a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.		21,412,000	May-12/5.51	948,552

Option on an interest rate swap with
Lehman Brothers Special Financing, Inc.
for the obligation to pay a fixed rate of
4.0575% versus the three month
USD-LIBOR-BBA maturing June 20, 2018.		242,480,000	Jun-08/4.058	4,803,529

Option on an interest rate swap with
Lehman Brothers Special Financing, Inc.
for the obligation to pay a fixed rate of
4.405% versus the three month
USD-LIBOR-BBA maturing April 16, 2018.		266,637,000	Apr-08/4.405	7,527,163

Option on an interest rate swap with
Lehman Brothers Special Financing, Inc.
for the obligation to pay a fixed rate of
5.515% versus the three month
USD-LIBOR-BBA maturing on
May 14, 2022.		10,706,000	May-12/5.515	757,878

Option on an interest rate swap with
Lehman Brothers Special Financing, Inc.
for the obligation to pay a fixed rate of 5.52%
versus the three month USD-LIBOR-BBA
maturing on May 14, 2022.		4,282,500	May-12/5.52	303,458

WRITTEN OPTIONS OUTSTANDING at 3/31/08 (premiums received $28,157,473) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the
obligation to receive a fixed rate of 4.0575% versus
the three month USD-LIBOR-BBA maturing
June 20, 2018.	$242,480,000	Jun-08/4.058	$6,382,074

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation
to receive a fixed rate of 4.405% versus the
three month USD-LIBOR-BBA maturing
April 16, 2018.	266,637,000	Apr-08/4.405	629,263

Option on an interest rate swap with
Lehman Brothers Special Financing, Inc. for
the obligation to receive a fixed rate of 5.515%
versus the three month USD-LIBOR-BBA maturing
on May 14, 2022.	10,706,000	May-12/5.515	472,563

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation
to receive a fixed rate of 5.52% versus the three
month USD-LIBOR-BBA maturing on May 14, 2022.	4,282,500	May-12/5.52	188,430

Total			$27,256,754

TBA SALE COMMITMENTS OUTSTANDING at 3/31/08 (proceeds receivable $571,197,773) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, April 1, 2038	$333,000,000	4/14/08	$336,095,868
FNMA, 5s, April 1, 2038	238,000,000	4/14/08	235,508,426

Total			$571,604,294

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$ 42,000,000	$ —	1/27/14	4.35%	3 month USD-LIBOR-
					BBA	$(1,975,925)

	185,536,000	—	9/24/09	3 month USD-LIBOR-
				BBA	4.7375%	6,664,975

	5,000,000	—	9/1/15	3 month USD-LIBOR-
				BBA	4.53%	252,479

Citibank, N.A.
AUD	67,380,000	—	3/3/11	3 month	7.7%	765,301
				AUD-BBR-BBSW

JPY	4,864,700,000	—	9/11/16	1.8675%	6 month JPY-LIBOR-
					BBA	(2,228,893)

	$ 59,890,000	—	9/29/13	5.078%	3 month USD-LIBOR-
					BBA	(5,007,173)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. continued
	$ 21,000,000	$ —	9/17/09	3 month USD-LIBOR-
				BBA	4.765%	$ 741,434

	70,920,000	—	7/27/09	5.504%	3 month USD-LIBOR-
					BBA	(3,169,793)

	124,384,000	—	10/26/12	4.6275%	3 month USD-LIBOR-
					BBA	(9,251,345)

	60,418,000	—	11/9/09	4.387%	3 month USD-LIBOR-
					BBA	(2,688,234)

	62,086,000	—	11/9/17	5.0825%	3 month USD-LIBOR-
					BBA	(6,182,977)

	148,961,000	—	11/23/17	4.885%	3 month USD-LIBOR-
					BBA	(12,199,368)

AUD	51,020,000	—	12/11/17	6 month	7.04%	(38,650)
				AUD-BBR-BBSW

Citibank, N.A., London
EUR	57,570,000	—	8/2/17	6 month EUR-EURIBOR-
				Telerate	4.7476%	4,726,833

JPY	6,200,000,000	—	2/10/16	6 month JPY-LIBOR-
				BBA	1.755%	2,448,043

JPY	59,657,639,000	—	4/3/08	1.165%	6 month JPY-LIBOR-
					BBA	(134,974)

Credit Suisse First Boston International
	$ 42,918,600	—	7/9/14	4.945%	3 month USD-LIBOR-
					BBA	(3,342,894)

Credit Suisse International
EUR	67,910,000	—	3/15/10	6 month EUR-EURIBOR-
				Reuters	3.927%	(475,784)

CHF	23,610,000	—	3/13/18	6 month CHF-LIBOR-
				BBA	3.3175%	(150,967)

EUR	15,900,000	—	3/13/18	4.317%	6 month EUR-EURIBOR-
					Reuters	163,193

CHF	104,340,000	—	3/15/10	2.59%	6 month CHF-LIBOR-
					BBA	386,681

CHF	109,340,000	—	3/15/10	2.6625%	6 month CHF-LIBOR-
					BBA	249,786

CHF	24,810,000	—	3/14/18	6 month CHF-LIBOR-
				BBA	3.3%	(196,104)

EUR	67,910,000	—	3/15/10	6 month EUR-EURIBOR-
				Reuters	4.0525%	(228,264)

EUR	15,900,000	—	3/14/18	4.345%	6 month EUR-EURIBOR-
					Reuters	108,925

	$ 2,584,000	—	8/29/12	5.04556%	3 month USD-LIBOR-
					BBA	(203,833)

GBP	6,726,000	—	4/3/36	16,944,346 GBP at	6 month GBP-LIBOR-
				maturity	BBA	1,537,614

	$ 4,600,000	—	10/16/17	3 month USD-LIBOR-
				BBA	5.297%	537,222

	34,608,470	—	11/6/17	4.97021%	3 month USD-LIBOR-
					BBA	(3,114,210)

GBP	63,610,000	—	1/14/10	6 month GBP-LIBOR-
				BBA	4.9125%	(218,213)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty/			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International continued
GBP	54,580,000		$ —	1/14/13	4.8825%	6 month GBP-LIBOR-
						BBA	$ 546,977

GBP	15,260,000		—	1/16/18	6 month GBP-LIBOR-
					BBA	4.8975%	(146,212)

EUR	120,880,000		—	7/4/15	3.93163%	6 month EUR-EURIBOR-
						Telerate	773,870

Deutsche Bank AG
	$ 24,344,349		—	8/2/32	5.86%	3 month USD-LIBOR-
						BBA	(4,584,800)

	21,693,259		—	8/2/22	3 month USD-LIBOR-
					BBA	5.7756%	3,309,254

ZAR	52,785,000		—	7/6/11	3 month ZAR-JIBAR-
					SAFEX	9.16%	(295,848)

	$ 10,536,000		—	10/16/17	3 month USD-LIBOR-
					BBA	5.297%	1,230,472

	7,300,000		—	11/7/17	3 month USD-LIBOR-
					BBA	5.056%	709,131

Goldman Sachs Capital Markets, L.P.
	48,888,992		—	8/1/32	5.919%	3 month USD-LIBOR-
						BBA	(9,636,804)

	43,565,000		—	8/1/22	3 month USD-LIBOR-
					BBA	5.845%	6,974,438

	24,344,349		—	8/12/32	5.689%	3 month USD-LIBOR-
						BBA	(3,946,221)

	21,693,259		—	8/12/22	3 month USD-LIBOR-
					BBA	5.601%	2,880,220

Goldman Sachs International
SEK	394,630,000	(E)	—	3/2/11	3 month SEK-STIBOR-
					SIDE	4.2475%	(127,546)

SEK	94,520,000	(E)	—	3/4/19	4.80%	3 month SEK-STIBOR-
						SIDE	(77,117)

AUD	67,380,000		—	3/4/11	7.689%	3 month AUD-BBR-BBSW	(643,681)

	$ 105,536,000		—	3/11/38	5.029%	3 month USD-LIBOR-
						BBA	(6,627,620)

EUR	103,570,000		—	3/26/10	6 month EUR-EURIBOR-
					Reuters	4.129%	(367,003)

EUR	27,950,000		—	3/26/18	4.33%	6 month EUR-EURIBOR-
						Reuters	269,404

GBP	86,280,000		—	3/29/10	6 month GBP-LIBOR-
					BBA	5.25%	473,920

GBP	20,880,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-
						BBA	(317,330)

	$ 35,010,000		—	4/2/18	4.076%	3 month USD-LIBOR-
						BBA	—

CHF	53,300,000	(F)	—	4/1/10	2.9%	6 month CHF-LIBOR-
						BBA	(157,053)

EUR	33,330,000		—	4/1/10	6 month EUR-EURIBOR-
					Reuters	4.255%	2,104

EUR	7,850,000		—	4/2/18	4.45%	6 month EUR-EURIBOR-
						Reuters	(40,264)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty/			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
CHF	12,140,000		$ —	4/2/18	6 month CHF-LIBOR-
					BBA	3.44%	$ 2,811

JPY	3,003,000,000		—	6/10/16	1.953%	6 month JPY-LIBOR-
						BBA	(1,654,160)

	$ 300,300,000		—	3/10/10	4.779%	3 month USD-LIBOR-
						BBA	(13,498,460)

	329,900,000	(E)	—	3/8/12	3 month USD-LIBOR-
					BBA	4.99%	7,947,291

JPY	23,409,220,000	(E)	—	10/1/10	6 month JPY-LIBOR-
					BBA	0.91%	100,942

JPY	9,453,720,000	(E)	—	10/1/13	1.10%	6 month JPY-LIBOR-
						BBA	(119,451)

	$ 9,430,000		—	9/14/14	4.906%	3 month USD-LIBOR-
						BBA	(715,659)

	4,600,000		—	9/14/17	5.0625%	3 month USD-LIBOR-
						BBA	(384,862)

	12,940,000		—	9/14/09	3 month USD-LIBOR-
					BBA	4.717%	445,815

	219,058,200		—	9/19/09	3 month USD-LIBOR-
					BBA	4.763%	7,880,937

	333,932,000		—	9/21/09	3 month USD-LIBOR-
					BBA	4.60%	11,080,316

	93,119,100		—	9/21/17	5.149%	3 month USD-LIBOR-
						BBA	(8,456,677)

GBP	8,940,000	(E)	—	1/25/38	4.41%	6 month GBP-LIBOR-
						BBA	(95,894)

CHF	83,370,000		—	2/4/13	6 month CHF-LIBOR-
					BBA	2.8125%	(760,245)

EUR	54,070,000		—	2/4/13	4.0525%	6 month EUR-EURIBOR-
						Reuters	369,967

GBP	60,570,000		—	2/13/13	5.0375%	6 month GBP-LIBOR-
						BBA	(274,584)

GBP	16,590,000		—	2/16/38	4.8175%	6 month GBP-LIBOR-
						BBA	(916,279)

GBP	68,060,000		—	2/13/18	6 month GBP-LIBOR-
					BBA	5.105%	1,599,804

GBP	8,940,000	(E)	—	1/7/38	4.33625%	6 month GBP-LIBOR-
						BBA	14,180

JPMorgan Chase Bank, N.A.
	$ 649,451,000		—	4/27/09	5.034%	3 month USD-LIBOR-
						BBA	(28,301,776)

	16,234,000		—	3/7/18	4.45%	3 month USD-LIBOR-
						BBA	(515,321)

	77,188,000		—	3/12/18	3 month USD-LIBOR-
					BBA	4.4525%	2,466,162

	65,961,000		—	3/11/38	5.0025%	3 month USD-LIBOR-
						BBA	(3,855,084)

	336,858,000		—	3/14/18	4.775%	3 month USD-LIBOR-
						BBA	(19,824,047)

	146,495,000		—	3/20/13	3 month USD-LIBOR-
					BBA	3.145%	(963,398)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
	$ 352,958,000	$ —	3/26/10	3 month USD-LIBOR-
				BBA	2.33375%	$ (614,233)

	33,130,000	—	10/10/13	5.054%	3 month USD-LIBOR-
					BBA	(3,158,121)

	46,090,000	—	10/10/13	5.09%	3 month USD-LIBOR-
					BBA	(4,494,518)

	113,000,000	—	5/10/15	3 month USD-LIBOR-
				BBA	4.687%	8,411,323

	49,000,000	—	5/10/35	5.062%	3 month USD-LIBOR-
					BBA	(3,956,455)

	15,300,000	—	8/13/12	3 month USD-LIBOR-
				BBA	5.2%	1,316,259

	12,715,000	—	8/29/17	5.2925%	3 month USD-LIBOR-
					BBA	(1,305,223)

	5,812,000	—	8/29/17	5.263%	3 month USD-LIBOR-
					BBA	(583,967)

	62,800,000	—	9/11/27	5.27%	3 month USD-LIBOR-
					BBA	(5,917,236)

	102,399,000	—	5/4/16	5.62375%	3 month USD-LIBOR-
					BBA	(14,512,016)

	316,231,000	—	5/4/08	3 month USD-LIBOR-
				BBA	5.37%	5,980,305

JPY	21,270,000,000	—	6/6/13	1.83%	6 month JPY-LIBOR-
					BBA	(8,852,767)

	$ 452,683,600	—	9/21/09	3 month USD-LIBOR-
				BBA	4.6125%	15,103,081

	126,203,300	—	9/21/17	5.15%	3 month USD-LIBOR-
					BBA	(11,426,828)

	6,961,000	—	9/27/17	5.2335%	3 month USD-LIBOR-
					BBA	(674,679)

	171,199,000	—	10/30/12	4.68375%	3 month USD-LIBOR-
					BBA	(13,164,579)

	3,640,000	—	11/7/17	3 month USD-LIBOR-
				BBA	5.05771%	354,128

	60,418,000	—	11/9/09	4.3975%	3 month USD-LIBOR-
					BBA	(2,700,404)

	62,086,000	—	11/9/17	5.0895%	3 month USD-LIBOR-
					BBA	(6,220,080)

	263,238,000	—	11/30/17	4.705%	3 month USD-LIBOR-
					BBA	(17,413,669)

	138,200,000	—	12/11/17	3 month USD-LIBOR-
				BBA	4.65%	8,435,766

	40,100,000	—	8/4/08	3 month USD-LIBOR-
				BBA	5.40%	500,563

	22,600,000	—	8/4/16	3 month USD-LIBOR-
				BBA	5.5195%	2,731,709

JPY	2,229,470,000	—	2/1/38	6 month JPY-LIBOR-
				BBA	2.44%	953,135

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty/			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
JPY	5,434,130,000		$ —	1/30/18	1.60%	6 month JPY-LIBOR-
						BBA	$ (890,590)

	$200,033,000		—	1/31/18	3 month USD-LIBOR-
					BBA	4.25%	3,369,563

	79,166,000		—	2/5/18	3 month USD-LIBOR-
					BBA	4.28%	1,513,126

Lehman Brothers Special Financing, Inc.
	15,251,000		91,729	2/26/18	4.65%	3 month USD-LIBOR-
						BBA	(653,702)

	134,837,000		93,349	3/14/18	4.35%	3 month USD-LIBOR-
						BBA	(3,056,331)

	265,879,000		—	3/19/13	3 month USD-LIBOR-
					BBA	3.0675%	(2,714,283)

	229,570,000		—	3/20/13	3 month USD-LIBOR-
					BBA	3.215%	(767,896)

	225,450,000		—	3/26/10	3 month USD-LIBOR-
					BBA	2.3525%	(310,589)

	225,450,000		—	3/26/10	3 month USD-LIBOR-
					BBA	2.395%	(124,389)

	20,540,000	(E)	—	3/26/38	5.05%	3 month USD-LIBOR-
						BBA	316,932

	146,495,000		—	3/20/13	3 month USD-LIBOR-
					BBA	3.07%	(1,472,163)

	42,400,000	(E)	—	3/22/38	5.29%	3 month USD-LIBOR-
						BBA	(166,632)

	402,177,000		—	3/20/13	3 month USD-LIBOR-
					BBA	3.155%	(2,462,637)

EUR	28,280,000	(E)	—	3/22/38	6 month EUR-EURIBOR-
					Reuters	4.864%	(206,198)

	$452,494,000		—	3/25/10	3 month USD-LIBOR-
					BBA	2.345%	(676,903)

	57,300,000		—	3/25/13	3 month USD-LIBOR-
					BBA	3.2292%	(176,975)

	19,400,000		—	3/25/38	4.583%	3 month USD-LIBOR-
						BBA	202,205

	452,494,000		—	3/25/10	3 month USD-LIBOR-
					BBA	2.268%	(1,352,401)

	260,136,000		—	3/25/10	3 month USD-LIBOR-
					BBA	2.275%	(740,764)

GBP	73,880,000		—	3/22/10	6 month GBP-LIBOR-
					BBA	5.075%	45,796

GBP	21,000,000		—	3/20/18	4.99%	6 month GBP-LIBOR-
						BBA	(67,501)

EUR	17,470,000	(E)(F)	—	3/29/38	6 month EUR-EURIBOR-
					Reuters	4.9625%	75,253

	$238,882,000		—	6/12/17	3 month USD-LIBOR-
					BBA	5.717%	35,788,823

	145,451,000		—	6/14/17	3 month USD-LIBOR-
					BBA	5.8725%	23,619,697

	42,650,000		—	7/2/12	3 month USD-LIBOR-
					BBA	5.522%	4,151,540

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
GBP	6,285,000	$ —	3/15/36	15,214,937.50 GBP	6 month GBP-LIBOR-
				at maturity	BBA	$ 1,756,181

EUR	19,030,000	—	8/1/17	6 month EUR-EURIBOR-
				Telerate	4.719%	1,481,264

	$ 19,202,000	—	8/3/08	5.425%	3 month USD-LIBOR-
					BBA	(241,992)

	46,641,000	—	8/3/11	3 month USD-LIBOR-
				BBA	5.445%	3,980,534

	10,793,000	—	8/3/36	3 month USD-LIBOR-
				BBA	5.67%	1,808,047

	18,023,000	—	8/3/16	3 month USD-LIBOR-
				BBA	5.5675%	2,241,305

	175,332,000	—	3/15/09	4.9298%	3 month USD-LIBOR-
					BBA	(4,386,890)

	274,079,000	—	8/31/09	3 month USD-LIBOR-
				BBA	4.89%	9,966,731

	57,895,000	—	8/31/27	5.4925%	3 month USD-LIBOR-
					BBA	(7,196,349)

	57,894,000	—	9/4/27	5.4475%	3 month USD-LIBOR-
					BBA	(6,823,825)

	274,075,000	—	9/4/09	3 month USD-LIBOR-
				BBA	4.836%	9,756,781

	297,315,000	—	9/11/09	3 month USD-LIBOR-
				BBA	4.6525%	9,888,831

	11,783,000	—	9/11/17	5.0525%	3 month USD-LIBOR-
					BBA	(976,135)

	5,330,000	—	9/14/17	3 month USD-LIBOR-
				BBA	5.055%	442,721

	16,000,000	—	9/17/17	3 month USD-LIBOR-
				BBA	5.131%	1,425,420

	149,371,600	—	9/19/09	3 month USD-LIBOR-
				BBA	4.755%	5,355,537

	452,683,600	—	9/24/09	3 month USD-LIBOR-
				BBA	4.695%	15,720,428

	126,203,300	—	9/24/17	5.285%	3 month USD-LIBOR-
					BBA	(12,884,923)

JPY	5,475,700,000	—	6/10/16	1.7775%	6 month JPY-LIBOR-
					BBA	(2,234,949)

	$ 1,690,000	—	11/7/17	3 month USD-LIBOR-
				BBA	5.05521%	164,062

	60,418,000	—	11/9/09	4.403%	3 month USD-LIBOR-
					BBA	(2,707,152)

	62,086,000	—	11/9/17	5.067%	3 month USD-LIBOR-
					BBA	(6,101,573)

	229,100,000	—	12/11/17	3 month USD-LIBOR-
				BBA	4.839%	17,634,185

JPY	12,649,000,000	—	10/21/15	1.61%	6 month JPY-LIBOR-
					BBA	(3,838,419)

GBP	13,510,000	—	12/27/12	5.1825%	6 month GBP-LIBOR-
					BBA	(158,923)

GBP	15,200,000	—	12/27/17	6 month GBP-LIBOR-
				BBA	5.11%	285,781

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

			Upfront		Payments	Payments	Unrealized
Swap counterparty/			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
GBP	3,760,000		$ —	12/28/37	4.755%	6 month GBP-LIBOR-
						BBA	$ (108,178)

	$ 194,743,000		—	1/16/18	4.375%	3 month USD-LIBOR-
						BBA	(5,034,891)

	14,683,913		—	2/8/13	3.441%	3 month USD-LIBOR-
						BBA	(107,949)

	225,750,000		—	2/14/13	3.563%	3 month USD-LIBOR-
						BBA	(2,913,733)

EUR	13,700,000	(E)	—	3/26/38	6 month EUR-EURIBOR-
					Reuters	4.74%	(314,807)

	$ 225,450,000		—	3/26/10	3 month USD-LIBOR-
					BBA	2.325%	(463,308)

EUR	103,570,000		—	3/29/10	6 month EUR-EURIBOR-
					Reuters	4.25%	(19,584)

EUR	24,340,000		—	3/28/18	4.42%	6 month EUR-EURIBOR-
						Reuters	(32,434)

	$ 26,190,000	(E)	—	3/29/38	5.31%	3 month USD-LIBOR-
						BBA	(146,926)

	155,441,000		—	10/26/12	4.61375%	3 month USD-LIBOR-
						BBA	(11,460,368)

Merrill Lynch Capital Services, Inc.
	146,535,000		—	10/26/12	4.6165%	3 month USD-LIBOR-
						BBA	(10,823,065)

JPY	3,003,000,000		—	6/10/16	1.99625%	6 month JPY-LIBOR-
						BBA	(1,759,716)

Merrill Lynch Derivative Products AG
JPY	1,501,500,000		—	6/11/17	2.05625%	6 month JPY-LIBOR-
						BBA	(928,214)

Morgan Stanley Capital Services, Inc.
	$ 2,000,000		—	10/2/10	6.94%	3 month USD-LIBOR-
						BBA	(255,371)

	15,000,000		—	5/17/12	3 month USD-LIBOR-
					BBA	5.7775%	1,820,887

GBP	33,000,000		—	3/28/18	5.065%	6 month GBP-LIBOR-
						BBA	(489,396)

GBP	137,130,000		—	3/29/10	6 month GBP-LIBOR-
					BBA	5.21%	553,495

	$ 1,987,000		—	8/29/17	5.26021%	3 month USD-LIBOR-
						BBA	(199,204)

Total							$(86,742,105)

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

				Fixed payments	Total return	Unrealized
Swap counterparty/			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
	$ 48,220,000	(1)	5/2/08	Banc of America	The spread	$(4,022,382)
				Securities CMBS	return of Banc
				AAA 10 yr Index	of America
				multiplied by	Securities- CMBS
				the modified	AAA 10 year Index
duration factor

	73,010,000	(1)	5/2/08	10 bp plus	The spread	(7,610,636)
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

Citibank, N.A.
	68,800,000	(1)	5/2/08	12.5 bp plus	The spread	(6,831,677)
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

Credit Suisse International
GBP	6,726,000		4/3/36	10,192,422 GBP	GBP Non-revised	(1,853,008)
				at maturity	Retail Price
Index

Goldman Sachs International
	$ 6,497,000	(F)	9/15/11	678 bp (1 month	Ford Credit Auto	(429,044)
				USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

	110,480,000	(1)(F)	5/1/08	10 bp plus	The spread	2,902,641
				change in spread	return of Banc
				of Banc	of America
				of America	Securities- CMBS
				Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

EUR	85,960,000		3/26/09	(2.27%)	Eurostat	(37,867)
Eurozone HICP
excluding tobacco

GBP	6,436,000		1/7/38	3.485%	GBP Non-revised	(579,441)
UK Retail Price
Index excluding
tobacco

GBP	8,588,000		1/7/18	(3.11%)	GBP Non-revised	280,663
UK Retail Price
Index excluding
tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

				Fixed payments	Total return	Unrealized
Swap counterparty/			Termination	received (paid) by	received by	appreciation/
Notional amount			date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International continued
GBP	8,588,000		1/24/18	(3.26%)	GBP Non-revised	$ 70,264
UK Retail Price
Index excluding
tobacco

GBP	6,436,000		1/24/38	3.6665%	GBP Non-revised	(63,455)
UK Retail Price
Index excluding
tobacco

JPMorgan Chase Bank, N.A.
	$ 38,200,000	(1)(E)(F)	8/1/08	Change in spread	The spread	(4,972,761)
				of Lehman	return of Lehman
				Brothers AAA	Brothers AAA
				8.5+ Commercial	8.5+ CMBS Index
				Mortgage Backed	adjusted by
				Securities Index	modified
				minus 17.5 bp	duration factor

	49,000,000	(1)(F)	4/30/08	Change in spread	The spread	(3,897,411)
				of Banc	return of Banc
				of America	of America
				Securities AAA	Securities- CMBS
				10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 47.5 bp

	32,453,000	(1)(F)	4/30/08	110 bp plus Banc	The spread	(2,256,457)
				of America	return of Banc
				Securities AAA	of America
				10 yr Index	Securities- CMBS
				multiplied by	AAA 10 year Index
the modified
duration factor

Lehman Brothers Special Financing, Inc.
GBP	6,285,000		3/15/36	9,512,647 GBP at	GBP Non-revised	(1,560,150)
				maturity	Retail Price
Index

	$ 16,991,000	(1)(F)	4/1/08	Beginning	The spread	(2,403,292)
				of period nominal	return of Lehman
				spread of Lehman	Brothers AAA
				Brothers AAA	8.5+ CMBS Index
				8.5+ Commercial	adjusted by
				Mortgage Backed	modified
				Securities Index	duration factor
minus 10 bp

	161,578,000	(1)(F)	5/1/08	50 bp plus	The spread	(21,296,951)
				beginning	return of Lehman
				of period nominal	Brothers AAA
				spread of Lehman	8.5+ CMBS Index
				Brothers AAA	adjusted by
				8.5+ Commercial	modified
				Mortgage Backed	duration factor
Securities Index

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$352,420,000	(1)(F)	5/1/08	15 bp plus	The spread	$(43,381,847)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

160,380,000	(2)(F)	5/1/08	(Beginning	The spread	16,898,119
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 218.75 bp)

35,200,000	(2)(F)	5/1/08	(Beginning	The spread	3,636,934
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 175 bp)

17,600,000	(2)(F)	6/1/08	(20 bp plus	The spread	1,697,133
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

40,403,000	(1)(F)	5/1/08	195 bp plus	The spread	(4,235,527)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

88,760,000	(2)(F)	6/2/08	(Beginning	The spread	8,550,872
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 300 bp)

74,994,500	(2)(F)	6/1/08	(Beginning	The spread	8,191,049
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 500 bp)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$ 53,898,000	(2)(F)	7/1/08	(Beginning	The spread	$(1,634,187)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 100 bp)

11,728,000	(1)	8/1/08	Lehman Brothers	The spread	(280,876)
			SD CMBS AAA	return of Lehman
			8.5+ Index	Brothers SD CMBS
			multiplied by	AAA 8.5+ Index
the modified
duration factor
plus 40 bp

11,728,000	(1)	8/1/08	Lehman Brothers	The spread	(274,914)
			SD CMBS AAA	return of Lehman
			8.5+ Index	Brothers SD CMBS
			multiplied by	AAA 8.5+ Index
the modified
duration factor
plus 50 bp

23,640,000	(1)	8/1/08	Lehman Brothers	The spread	(644,268)
			SD CMBS AAA	return of Lehman
			8.5+ Index	Brothers SD CMBS
			multiplied by	AAA 8.5+ Index
the modified
duration factor
minus 25 bp

Merrill Lynch Capital Services
321,289,404		4/14/08	(3.40%) 5.50%	FNMA 5.5 30 YR	(3,154,804)
TBA

Morgan Stanley Capital Services, Inc.
39,530,000	(1)(E)(F)	4/30/08	Change in spread	The spread	(3,327,438)
			of Banc	return of Banc
			of America	of America
			Securities AAA	Securities- CMBS
			10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 15 bp

13,000,000	(1)(F)	5/2/08	10 bp plus Banc	The spread	(1,054,950)
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor

24,620,000	(1)(F)	4/30/08	120 bp plus Banc	The spread	(1,701,562)
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services, Inc. continued
$ 23,999,000	(1)(E)(F)	8/1/08	Beginning	The spread	$ (822,062)
			of period nominal	return of Lehman
			spread of Lehman	Brothers Aaa
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

Total					$(76,099,292)

(E) See Note 1 to the financial statements regarding extended effective dates.

(F) Is valued at fair value following procedures approved by the Trustees.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited)

	Upfront				Fixed payments	Unrealized
Swap counterparty/	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	$ —	$ 560,000		12/20/08	550 bp	$ (44,205)

DJ ABX NA CMBX BBB Index	623	906,000		10/12/52	(134 bp)	363,005

DJ ABX NA HE AAA Index	532,387	4,629,455	(F)	7/25/45	18 bp	45,508

DJ CDX NA HY Series 9 Index	55,331	29,509,920		12/20/12	(375 bp)	3,199,318

Financial Security
Assurance Inc.	—	2,480,000		12/20/12	95 bp	(150,693)

Ford Motor Co., 7.45%,
7/16/31	—	2,000,000		3/20/12	(525 bp)	354,220

Ford Motor Credit Co.,
7%, 10/1/13	—	6,000,000		3/20/12	285 bp	(1,086,960)

Idearc, Inc T/L Bank
Loan	—	2,400,000		6/20/12	(152 bp)	329,912

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	1,030,000		6/20/11	(101 bp)	11,570

Barclays Bank PLC
Peru CD	—	4,507,349		1/7/09	170 bp	—

Peru CD	—	4,278,686		11/10/08	170 bp	—

Bear Stearns Credit Products, Inc.
Claire’s Stores,
9 5/8%, 6/1/15	—	285,000		6/20/12	230 bp	(52,994)

Citibank, N.A.
Abitibibowater Inc.,
6 1/2%, 6/15/13	—	570,000		12/20/08	725 bp	(38,158)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	560,000		12/20/08	800 bp	(34,610)

Abitibibowater Inc.,
6 1/2%, 6/15/13	—	560,000		12/20/08	825 bp	(33,645)

Advanced Micro Devices
Inc., 7.75%, 11/1/12	—	9,940,000		3/20/09	575 bp	(276,564)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty/	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Citibank, N.A. continued
DJ ABX HE A Index	$ 11,045,115		$ 15,556,500		1/25/38	369 bp	$(2,126,574)

DJ ABX HE AAA Index	2,706,831		9,333,900		1/25/38	76 bp	(1,798,643)

DJ ABX NA HE AAA Index	910,047		8,631,829		7/25/45	18 bp	1

Freescale
Semiconductor, 8 7/8%,
12/15/14	—		960,000		9/20/12	495 bp	(154,550)

Rhodia SA, 7.326%,
10/15/13	—	EUR	1,365,000		3/20/13	(240 bp)	146,810

Rhodia SA, 7.326%,
10/15/13	—	EUR	2,275,000		3/20/13	(245 bp)	237,550

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	—		$ 235,000		3/20/09	275 bp	(2,410)

Sara Lee Corp., 6 1/8%,
11/1/32	—		1,340,000		9/20/11	(43 bp)	10,635

Seat Pagine Gialle
S.P.A., 8%, 4/30/14	—	EUR	2,090,000		3/20/13	815 bp	(95,107)

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	1,089,000		3/20/13	(495 bp)	16,291

Credit Suisse First Boston International
Ukraine Government,
7.65%, 6/11/13	—		$ 4,715,000		10/20/11	194 bp	(64,218)

Credit Suisse International
Advanced Micro Devices,
7 3/4%, 11/1/12	—		870,000		6/20/09	165 bp	(73,379)

DJ ABX NA HE AAA Index	1,080,891		7,176,601		7/25/45	18 bp	348,315

DJ CMB NA CMBX AA Index	(1,019,771)		4,562,000		10/12/52	(25 bp)	(339,111)

DJ CMB NA CMBX AAA Index	654,297		3,931,000		12/13/49	8 bp	259,873

DJ CMB NA CMBX AAA Index	6,853,489		43,748,500		2/17/51	35 bp	3,011,603

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—		610,000		6/20/17	297 bp	(75,298)

Freeport-McMoRan Copper
& Gold, Inc.	—		2,440,000		3/20/12	41 bp	(34,388)

Freeport-McMoRan Copper
& Gold, Inc.	—		2,439,300		3/20/12	(82 bp)	(1,960)

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	—		735,000		3/20/09	600 bp	(4,167)

Republic of Peru,
8 3/4%, 11/21/33	—		2,500,000		4/20/17	125 bp	(84,138)

Deutsche Bank AG
DJ ABX NA CMBX AAA Index	315,315		5,230,000		2/17/51	35 bp	(144,036)

DJ ABX NA HE AAA Index	426,465		4,160,637 (F)		7/25/45	18 bp	(11,109)

DJ iTraxx Europe Series
8 Version 1	(240,767)		2,510,000		12/20/12	(375 bp)	(6,327)

DJ iTraxx Europe Series
9 Version 1	61,930	EUR	878,000		6/20/13	(650 bp)	22,244

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	EUR	12,725,000	(F)	12/20/12	61.56 bp	(388,581)

Grohe Holding GmBh,
8 5/8%, 10/1/14	—	EUR	600,000		6/20/09	400 bp	—

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty/	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Deutsche Bank AG continued
Grohe Holding GmBh,
8 5/8%, 10/1/14	$ —	EUR	2,195,000	6/20/09	400 bp	$ (37,153)

India Government Bond,
5.87%, 1/2/10	—		$17,880,000 (F)	1/11/10	170 bp	237,298

iStar Financial, Inc.,
6%, 12/15/10	117,788		1,745,000	3/20/09	500 bp	35,115

Korea Monetary STAB
Bond, 5%, 2/14/09	—		6,120,000	2/23/09	105 bp	15,229

Korea Monetary STAB
Bond, 5.04%, 1/24/09	—		4,960,000 (F)	2/2/09	130 bp	24,659

Korea Monetary STAB
Bond, 5.15%, 2/12/10	—		6,120,000	2/19/10	115 bp	26,700

Korea Monetary STAB
Bond, 5.45%, 1/23/10	—		6,185,000	2/1/10	110 bp	18,658

Republic of Argentina,
8.28%, 12/31/33	—		2,875,000	8/20/12	(380 bp)	191,399

Republic of Argentina,
8.28%, 12/31/33	—		6,155,000	3/20/13	(551 bp)	84,960

Republic of Brazil,
12 1/4%, 3/6/30	—		3,770,000	10/20/17	105 bp	(296,825)

Republic of Indonesia,
6.75%, 2014	—		2,130,000	9/20/16	292 bp	19,710

Republic of Peru,
8 3/4%, 11/21/33	—		2,500,000	4/20/17	126 bp	(108,106)

Republic of Turkey,
11 7/8%, 1/15/30	—		3,735,000	6/20/14	195 bp	(232,806)

Republic of Venezuela,
9 1/4%, 9/15/27	—		2,420,000	6/20/14	220 bp	(462,194)

Russian Federation,
7.5%, 3/31/30	—		3,115,000	8/20/17	86 bp	(176,793)

Taiwan T Bill	—		10,200,000	12/12/08	115 bp	13,942

United Mexican States,
7.5%, 4/8/33	—		6,115,000	3/20/14	56 bp	(260,886)

United Mexican States,
7.5%, 4/8/33	—		2,230,000	4/20/17	66 bp	(132,373)

Goldman Sachs International
Advanced Micro Devices,
7 3/4%, 11/1/12	—		1,715,000	3/20/09	515 bp	(57,441)

Any one of the
underlying securities
in the basket of BB
CMBS securities	—		28,743,000	(a)	2.461%	(7,215,170)

DJ ABX HE A Index	2,358,761		3,520,000	1/25/38	369 bp	(631,074)

DJ ABX HE AAA Index	827,274		3,520,000	1/25/38	76 bp	(879,480)

DJ CDX NA CMBX AAA Index	211,407		5,780,000	3/15/49	7 bp	(253,389)

DJ CDX NA HY Series 9
Index	1,979,604		49,490,100	12/20/12	375 bp	(3,293,071)

DJ CDX NA HY Series 9
Index	2,417,920		50,242,500	12/20/12	375 bp	(2,934,916)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront					Fixed payments	Unrealized
Swap counterparty/	premium		Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA HY Series 9
Index 25-35% tranche	$ —		$12,551,000		12/20/10	108.65 bp	$(842,772)

DJ CDX NA HY Series 9
Index 25-35% tranche	—		12,400,000		12/20/10	429 bp	215,903

DJ CDX NA HY Series 9
Index 25-35% tranche	—		14,540,000		12/20/10	305 bp	(229,926)

DJ CDX NA IG Series 10
Index	(217,566)		29,480,000		6/20/13	155 bp	(61,846)

DJ CDX NA IG Series 8
Index 30-100% tranche	—		96,265,000	(F)	6/20/12	(2.75 bp)	1,918,738

General Motors Corp.,
7 1/8%, 7/15/13	—		1,260,000		9/20/08	620 bp	(5,107)

General Motors Corp.,
7 1/8%, 7/15/13	—		5,930,000		9/20/08	620 bp	(24,036)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—		4,785,000		9/20/17	(67.8 bp)	605,274

Lighthouse
International Co, SA,
8%, 4/30/14	—	EUR	1,835,000		3/20/13	680 bp	(186,177)

Merrill Lynch & Co.,
5%, 1/15/15	—		$ 4,785,000		9/20/17	(59.8 bp)	574,490

Unity Media GmBh,
8 3/4%, 2/15/15	—	EUR	1,835,000		3/20/13	735 bp	159,871

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	2,480,000		12/20/10	(340 bp)	101,408

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	1,835,000		3/20/13	597 bp	84,838

JPMorgan Chase Bank, N.A.
Codere Finance
(Luxembourg) S.A.,
8.25%, 6/15/15	—	EUR	1,835,000		3/20/13	795 bp	86,202

DJ CDX NA HY Series 9
Index 25-35% tranche	—		$12,886,000		12/20/10	105.5 bp	(875,840)

DJ CDX NA IG Series 10
Index	(68,735)		11,500,000		6/20/13	155 bp	1

DJ CDX NA IG Series 9
Index	—		42,530,000	(F)	12/20/12	(13.55 bp)	756,474

DJ CDX NA IG Series 9
Index	(867,530)		20,687,000		12/20/17	(80 bp)	26,217

DJ CDX NA IG Series 9
Index	(106,157)		5,230,000		12/20/17	(80 bp)	119,797

DJ CDX NA IG Series 9
Index 30-100% tranche	—		40,125,000	(F)	12/20/12	(5.8 bp)	854,288

DJ iTraxx Europe
Crossover Series 8
Version 1	(980,758)	EUR	7,340,000		12/20/12	(375 bp)	(295,170)

Freeport-McMoRan Copper
& Gold, Inc.	—		$ 4,878,600		3/20/12	(85 bp)	(9,237)

Idearc, Inc T/L Bank
Loan	—		2,400,000		6/20/12	79 bp	(371,680)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty/	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
iStar Financial, Inc.,
6%, 12/15/10	$ 115,500	$ 1,650,000		3/20/09	500 bp	$ 37,329

Republic of Argentina,
8.28%, 12/31/33	—	2,860,000		6/20/14	235 bp	(477,009)

Republic of Indonesia,
6.75%, 3/10/14	—	3,925,000		6/20/17	171.5 bp	(309,323)

Republic of Turkey,
11 7/8%, 1/15/30	—	4,010,000		5/20/17	230 bp	(321,052)

Republic of Turkey,
11 7/8%, 1/15/30	—	2,960,000		5/20/17	244 bp	(192,792)

Russian Federation,
7 1/2%, 3/31/30	—	1,955,000		5/20/17	60 bp	(141,829)

Russian Federation,
7.5%, 3/31/30	—	4,675,000		8/20/12	65 bp	(136,467)

Russian Federation,
7.5%, 3/31/30	—	3,115,000		8/20/17	85 bp	(179,133)

Smurfit-Stone Container
Enterprises, 7 1/2%,
6/1/13	—	545,000 (F)		3/20/13	685 bp	3,033

Lehman Brothers Special Financing, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—	3,430,000		3/20/09	525 bp	(111,646)

Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	4,785,000		9/20/17	(77 bp)	266,493

Community Health
Systems, 8 7/8%, 7/15/15	—	858,000		12/20/12	360 bp	(52,072)

DJ ABX HE A Index	2,358,761	3,520,000		1/25/38	369 bp	(617,597)

DJ ABX HE A Index	2,451,265	3,527,000		1/25/38	369 bp	(531,012)

DJ ABX HE AAA Index	827,274	3,520,000		1/25/38	76 bp	(861,582)

DJ ABX HE AAA Index	987,560	3,527,000		1/25/38	76 bp	(705,400)

DJ ABX HE AAA Index	1,804,554	6,222,600		1/25/38	76 bp	(1,182,895)

DJ CDX NA CMBX AA Index	(14,829)	468,000	(F)	3/15/49	(15 bp)	86,407

DJ CDX NA CMBX AAA Index	299,047	5,410,000		12/13/49	8 bp	(227,245)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	175,133,000		6/20/12	95 bp	(17,193,763)

DJ CDX NA HY Series 8
Index 35-60% tranche	—	33,227,000		6/20/12	104 bp	(3,148,041)

DJ CDX NA HY Series 9
Index	99,000	79,200,000		12/20/12	(375 bp)	8,536,968

DJ CDX NA HY Series 9
Index 25-35% tranche	—	50,900,000		12/20/10	104.5 bp	(3,472,992)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	50,900,000		12/20/10	90 bp	(3,665,818)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	125,100,000		12/20/10	171 bp	(6,361,335)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	37,590,000		12/20/10	203 bp	(1,596,948)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	37,590,000		12/20/10	212 bp	(1,508,236)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty/	premium	Notional		Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA HY Series 9
Index, 25-35% tranche	$ —	$ 47,470,000		12/20/10	163 bp	$(2,512,904)

DJ CDX NA IG Series 10
Index	821,486	54,300,000		6/20/18	(150 bp)	136,824

DJ CDX NA IG Series 8
Index 30-100% tranche	—	49,036,900		6/20/12	(3.125 bp)	972,809

DJ CDX NA IG Series 8
Index 30-100% tranche	—	185,698,100		6/20/12	(8 bp)	3,328,765

DJ CDX NA IG Series 9
Index	(1,913,224)	41,305,000		12/20/17	(80 bp)	(128,711)

DJ LCDX NA Series 9.1
Index 15-100% tranche	—	12,725,000	(F)	12/20/12	59.3 bp	(396,159)

Domtar Corp., 7 1/8%,
8/15/15	—	640,000		12/20/11	(250 bp)	25,809

Fed Republic of Brazil,
12.25%, 3/6/30	—	515,000		8/20/12	113 bp	(9,133)

Fed Republic of Brazil,
12.25%, 3/6/30	—	515,000		8/20/12	120 bp	(7,639)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	2,329,000		6/20/12	355 bp	(459,783)

Freescale
Semiconductor, 8 7/8%,
12/15/14	—	2,329,000		6/20/10	(228 bp)	308,756

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	4,785,000		9/20/17	(58 bp)	335,987

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	3,525,000		9/20/12	45.5 bp	(139,655)

Harrahs Operating Co.
Inc., 5 5/8%, 6/1/15	—	515,000		3/20/09	610 bp	(2,429)

HCA inc., T/L Bank Loan	—	819,000		3/20/09	225 bp	(98)

Jefferson Smurfit
Corp., 7 1/2%, 6/1/13	—	875,000		3/20/13	645 bp	(3,079)

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	4,785,000		9/20/17	(60.5 bp)	369,681

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	4,785,000		9/20/12	48 bp	(266,955)

Republic of Argentina,
8.28%, 12/31/33	—	1,435,000		9/20/12	(469 bp)	55,587

Republic of Argentina,
8.28%, 12/31/33	—	4,060,000		5/20/17	296 bp	(794,885)

Republic of Ecuador,
10%, 8/15/30	—	2,295,000		6/20/12	600 bp	(3,014)

Republic of Ecuador,
10%, 8/15/30	—	2,290,000		5/20/12	540 bp	(34,877)

Republic of Ecuador,
10%, 8/15/30	—	1,375,000		5/20/12	540 bp	(20,941)

Republic of Peru,
8 3/4%, 11/21/33	—	5,045,000		10/20/16	215 bp	130,520

Republic of Turkey,
11 7/8%, 1/15/30	—	5,740,000		5/20/17	228 bp	(467,619)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront				Fixed payments	Unrealized
Swap counterparty/	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
Republic of Venezuela,
9 1/4%, 9/15/27	$ —		$4,830,000	5/20/12	183 bp	$ (704,258)

Republic of Venezuela,
9 1/4%, 9/15/27	—		4,830,000	5/20/08	(130 bp)	5,445

United Mexican States,
7.5%, 4/8/33	—		2,705,000	4/20/17	67 bp	(158,472)

Wind Acquisition
9 3/4%, 12/1/15	—	EUR	1,060,000	12/20/10	(357 bp)	36,458

Merrill Lynch Capital Services, Inc.
Bombardier, Inc,
6 3/4%, 5/1/12	—		$4,865,000	6/20/12	(150 bp)	233,861

D.R. Horton Inc.,
7 7/8%, 8/15/11	—		3,320,000	9/20/11	(426 bp)	(20,451)

General Motors Corp.,
7 1/8%, 7/15/13	—		4,125,000	9/20/08	500 bp	(41,553)

Pulte Homes Inc.,
5.25%, 1/15/14	—		3,111,000	9/20/11	(482 bp)	(72,414)

Merrill Lynch International
Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—		610,000	6/20/17	295 bp	(75,973)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
7 3/4%, 11/1/12	—		1,250,000	6/20/09	190 bp	(101,021)

Aramark Services, Inc.,
8.5%, 2/1/15	—		560,000	12/20/12	355 bp	(38,089)

Bombardier, Inc,
6 3/4%, 5/1/12	—		2,430,000	6/20/12	(114 bp)	158,014

DJ ABX NA CMBX AAA Index	834,782		11,728,000	3/15/49	7 bp	(115,761)

DJ ABX NA CMBX BBB Index	177		244,027	10/12/52	(134 bp)	98,184

DJ CDX NA HY Series 7
Index	254,076		5,348,970	12/20/09	(325 bp)	413,404

DJ CDX NA HY Series 9
Index	2,968,812		74,220,300	12/20/12	375 bp	(4,938,619)

DJ CDX NA IG Series 10
Index	1,784,599		91,602,000	6/20/18	(150 bp)	725,680

DJ CDX NA IG Series 7
Index 10-15% tranche	216,120		5,403,000	12/20/09	0 bp	(922,485)

DJ CDX NA IG Series 9
Index 30-100% tranche	—		14,630,000	12/20/12	(29.5 bp)	149,914

DJ CMB NA CMBX AA Index	(1,487,347)		6,519,000	10/12/52	(25 bp)	(510,818)

DJ CMB NA CMBX AAA Index	6,568,321		54,755,000	12/13/49	8 bp	1,517,802

DJ CMB NA CMBX AAA Index	29,437,005		271,257,000	2/17/51	35 bp	5,615,881

Dominican Republic,
8 5/8%, 4/20/27	—		5,020,000	11/20/11	(170 bp)	260,736

Dynegy Holdings Inc.,
6 7/8%, 4/1/11	—		610,000	6/20/12	225 bp	(42,530)

Freeport-McMoRan Copper
& Gold, Inc.	—		7,317,200	3/20/12	44 bp	(70,523)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty/	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. continued
Freeport-McMoRan Copper
& Gold, Inc.	$ —	$2,439,300	3/20/12	(83 bp)	$ (10,831)

Nalco, Co. 7.75%,
11/15/11	—	835,000	3/20/13	460 bp	13,171

Republic of Venezuela,
9 1/4%, 9/15/27	—	3,545,000	10/12/12	339 bp	(347,490)

Total					$(45,057,105)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/08 (Unaudited)

ASSETS

Investment in securities, at value, including $33,924,134 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,787,379,637)	$3,902,951,781

Cash	8,494,218

Foreign currency (cost $2,946,990) (Note 1)	2,912,171

Interest and other receivables	38,406,832

Receivable for shares of the fund sold	4,726,610

Receivable for securities sold	3,941,307

Receivable for sales of delayed delivery securities (Notes 1, 6 and 7)	572,329,230

Receivable from Manager (Note 2)	208,964

Receivable for open forward currency contracts (Note 1)	9,007,587

Receivable for closed forward currency contracts (Note 1)	3,681,664

Unrealized appreciation on swap contracts (Note 1)	345,391,114

Premiums paid on swap contracts (Note 1)	6,916,684

Receivable for open swap contracts (Note 1)	1,320,527

Receivable for closed swap contracts (Note 1)	10,634,465

Total assets	4,910,923,154

LIABILITIES

Payable for variation margin (Note 1)	849,710

Payable for securities purchased	28,362,491

Payable for purchases of delayed delivery securities (Notes 1, 6 and 7)	1,250,575,640

Payable for shares of the fund repurchased	4,753,995

Payable for compensation of Manager (Notes 2 and 5)	3,421,852

Payable for investor servicing fees (Note 2)	219,023

Payable for Trustee compensation and expenses (Note 2)	400,395

Payable for administrative services (Note 2)	12,881

Payable for distribution fees (Note 2)	1,356,105

Payable for open forward currency contracts (Note 1)	23,392,298

Payable for closed forward currency contracts (Note 1)	3,719,345

Written options outstanding, at value (premiums received $28,157,473) (Notes 1 and 3)	27,256,754

TBA sale commitments, at value (proceeds receivable $571,197,773) (Note 1)	571,604,294

Unrealized depreciation on swap contracts (Note 1)	553,289,616

Premiums received on swap contracts (Note 1)	84,568,891

Payable for closed swap contracts (Note 1)	2,613,449

Collateral on securities loaned, at value (Note 1)	34,729,555

Other accrued expenses	209,410

Total liabilities	2,591,335,704

Net assets	$2,319,587,450

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,273,423,513

Undistributed net investment income (Note 1)	25,906,089

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(854,750,944)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(124,991,208)

Total — Representing net assets applicable to capital shares outstanding	$2,319,587,450

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,310,977,920 divided by 141,778,373 shares)	$9.25

Offering price per class A share
(100/96.00 of $9.25)*	$9.64

Net asset value and offering price per class B share
($154,235,418 divided by 16,821,845 shares)**	$9.17

Net asset value and offering price per class C share
($124,810,827 divided by 13,599,461 shares)**	$9.18

Net asset value and redemption price per class M share
($639,612,698 divided by 69,886,159 shares)	$9.15

Offering price per class M share
(100/96.75 of $9.15)***	$9.46

Net asset value, offering price and redemption price per class R share
($2,988,985 divided by 324,200 shares)	$9.22

Net asset value, offering price and redemption price per class Y share
($86,961,602 divided by 9,404,856 shares)	$9.25

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/08 (Unaudited)

INVESTMENT INCOME

Interest (net of foreign tax of $130,207) (including interest income
of $930,415 from investments in affiliated issuers) (Note 5)	$ 97,505,552

Securities lending	47,692

Total investment income	97,553,244

EXPENSES

Compensation of Manager (Note 2)	7,110,862

Investor servicing fees (Note 2)	2,002,996

Custodian fees (Note 2)	76,981

Trustee compensation and expenses (Note 2)	40,924

Administrative services (Note 2)	38,778

Distribution fees — Class A (Note 2)	1,750,242

Distribution fees — Class B (Note 2)	891,716

Distribution fees — Class C (Note 2)	644,686

Distribution fees — Class M (Note 2)	1,738,271

Distribution fees — Class R (Note 2)	8,153

Other	428,048

Non-recurring costs (Notes 2 and 8)	4,331

Costs assumed by Manager (Notes 2 and 8)	(4,331)

Fees waived and reimbursed by Manager (Note 5)	(18,226)

Total expenses	14,713,431

Expense reduction (Note 2)	(284,299)

Net expenses	14,429,132

Net investment income	83,124,112

Net realized gain on investments (Notes 1 and 3)	57,246,493

Net increase from payments by affiliates (Note 2)	190,401

Net realized gain on swap contracts (Note 1)	8,672,636

Net realized loss on futures contracts (Note 1)	(8,563,571)

Net realized loss on foreign currency transactions (Note 1)	(48,845,235)

Net realized loss on written options (Notes 1 and 3)	(7,576,379)

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	1,185,948

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(192,832,547)

Net loss on investments	(190,522,254)

Net decrease in net assets resulting from operations	$(107,398,142)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/08*	9/30/07

Operations:
Net investment income	$ 83,124,112	$ 134,080,006

Net realized gain (loss) on investments
and foreign currency transactions	1,124,345	(12,994,204)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(191,646,599)	15,175,357

Net increase (decrease) in net assets resulting from operations	(107,398,142)	136,261,159

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(37,011,675)	(76,065,220)

Class B	(4,043,560)	(11,177,431)

Class C	(2,950,768)	(5,669,952)

Class M	(17,751,353)	(46,959,894)

Class R	(82,214)	(80,190)

Class Y	(2,676,091)	(1,049,694)

Redemption fees (Note 1)	4,850	10,126

Decrease from capital share transactions (Note 4)	(67,890,846)	(266,136,908)

Total decrease in net assets	(239,799,799)	(270,868,004)

NET ASSETS

Beginning of period	2,559,387,249	2,830,255,253

End of period (including undistributed net investment
income of $25,906,089 and $7,297,638, respectively)	$2,319,587,450	$2,559,387,249

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset	Net	realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	investment	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	income	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	(loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
March 31, 2008**	$9.91	.33(d)	(.73)	(.40)	(.26)	(.26)	—(e)	$9.25	(4.14)*	$1,310,978	.51*(d)	3.41*(d)	68.37*(f)
September 30, 2007	9.93	.52(d)	—(e)	.52	(.54)	(.54)	—(e)	9.91	5.36	1,457,286	.98(d)	5.17(d)	73.94(f)
September 30, 2006	10.20	.53(d,g)	(.05)	.48	(.75)	(.75)	—(e)	9.93	5.03	1,336,319	.95(d,g)	5.32(d,g)	71.35(f)
September 30, 2005	10.10	.51(d)	.13	.64	(.54)	(.54)	—(e)	10.20	6.50	1,364,862	.91(d)	4.97(d)	125.82(f)
September 30, 2004	9.85	.54(d)	.39	.93	(.68)	(.68)	—(e)	10.10	9.73	1,340,885	.95(d)	5.44(d)	99.17
September 30, 2003	8.89	.68	1.00	1.68	(.72)	(.72)	—	9.85	19.65	1,478,254.96		7.22	146.21(h)

CLASS B
March 31, 2008**	$9.83	.29(d)	(.73)	(.44)	(.22)	(.22)	—(e)	$9.17	(4.56)*	$154,235	.89*(d)	3.01*(d)	68.37*(f)
September 30, 2007	9.85	.44(d)	.01	.45	(.47)	(.47)	—(e)	9.83	4.61	201,481	1.73(d)	4.45(d)	73.94(f)
September 30, 2006	10.12	.45(d,g)	(.04)	.41	(.68)	(.68)	—(e)	9.85	4.26	273,563	1.70(d,g)	4.59(d,g)	71.35(f)
September 30, 2005	10.02	.43(d)	.14	.57	(.47)	(.47)	—(e)	10.12	5.72	391,133	1.66(d)	4.23(d)	125.82(f)
September 30, 2004	9.78	.47(d)	.37	.84	(.60)	(.60)	—(e)	10.02	8.85	516,726	1.70(d)	4.73(d)	99.17
September 30, 2003	8.84	.61	.98	1.59	(.65)	(.65)	—	9.78	18.67	742,979	1.71	6.49	146.21(h)

CLASS C
March 31, 2008**	$9.84	.29(d)	(.73)	(.44)	(.22)	(.22)	—(e)	$9.18	(4.53)*	$124,811	.89 *(d)	3.05*(d)	68.37*(f)
September 30, 2007	9.87	.44(d)	—(e)	.44	(.47)	(.47)	—(e)	9.84	4.49	129,666	1.73 (d)	4.42(d)	73.94(f)
September 30, 2006	10.14	.45(d,g)	(.04)	.41	(.68)	(.68)	—(e)	9.87	4.25	120,990	1.70 (d,g)	4.61(d,g)	71.35(f)
September 30, 2005	10.04	.43(d)	.14	.57	(.47)	(.47)	—(e)	10.14	5.71	226,005	1.66 (d)	4.23(d)	125.82(f)
September 30, 2004	9.80	.47(d)	.37	.84	(.60)	(.60)	—(e)	10.04	8.87	265,151	1.70 (d)	4.67(d)	99.17
September 30, 2003	8.86	.57	1.03	1.60	(.66)	(.66)	—	9.80	18.70	237,437	1.71	6.10	146.21(h)

CLASS M
March 31, 2008**	$9.81	.31(d)	(.73)	(.42)	(.24)	(.24)	—(e)	$9.15	(4.31)*	$639,613	.64*(d)	3.28*(d)	68.37*(f)
September 30, 2007	9.84	.49(d)	—(e)	.49	(.52)	(.52)	—(e)	9.81	5.05	745,508	1.23(d)	4.96(d)	73.94(f)
September 30, 2006	10.11	.50(d,g)	(.04)	.46	(.73)	(.73)	—(e)	9.84	4.82	1,082,428	1.20(d,g)	5.10(d,g)	71.35(f)
September 30, 2005	10.02	.48(d)	.13	.61	(.52)	(.52)	—(e)	10.11	6.19	1,898,276	1.16(d)	4.73(d)	125.82(f)
September 30, 2004	9.78	.51(d)	.38	.89	(.65)	(.65)	—(e)	10.02	9.43	3,174,449	1.20(d)	5.17(d)	99.17
September 30, 2003	8.83	.65	1.00	1.65	(.70)	(.70)	—	9.78	19.37	3,004,689	1.21	6.96	146.21(h)

CLASS R
March 31, 2008**	$9.89	.31(d)	(.74)	(.43)	(.24)	(.24)	—(e)	$9.22	(4.40)*	$2,989	.64*(d)	3.26 *(d)	68.37*(f)
September 30, 2007	9.91	.46(d)	.04	.50	(.52)	(.52)	—(e)	9.89	5.13	4,896	1.23(d)	4.66 (d)	73.94(f)
September 30, 2006	10.18	.50(d,g)	(.04)	.46	(.73)	(.73)	—(e)	9.91	4.79	703	1.20(d,g)	5.06 (d,g)	71.35(f)
September 30, 2005	10.09	.48(d)	.14	.62	(.53)	(.53)	—(e)	10.18	6.20	563	1.16(d)	4.66 (d)	125.82(f)
September 30, 2004†	9.93	.46(d)	.24	.70	(.54)	(.54)	—(e)	10.09	7.30 *	94	1.00*(d)	4.32 *(d)	99.17

CLASS Y
March 31, 2008**	$9.92	.34(d)	(.74)	(.40)	(.27)	(.27)	—(e)	$9.25	(4.12)*	$86,962	.39*(d)	3.55*(d)	68.37*(f)
September 30, 2007	9.93	.54(d)	.01	.55	(.56)	(.56)	—(e)	9.92	5.72	20,550	.73(d)	5.40(d)	73.94(f)
September 30, 2006	10.20	.55(d,g)	(.04)	.51	(.78)	(.78)	—(e)	9.93	5.29	16,251	.70(d,g)	5.59(d,g)	71.35(f)
September 30, 2005	10.10	.53(d)	.14	.67	(.57)	(.57)	—(e)	10.20	6.74	32,129	.66(d)	5.22(d)	125.82(f)
September 30, 2004	9.85	.56(d)	.39	.95	(.70)	(.70)	—(e)	10.10	9.99	27,017	.70(d)	5.68(d)	99.17
September 30, 2003	8.89	.70	1.00	1.70	(.74)	(.74)	—	9.85	19.96	25,427.71		7.45	146.21(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92	93

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 (commencement of operations) to September 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

March 31, 2008	<0.01%

September 30, 2007	<0.01

September 30, 2006	0.01

September 30, 2005	0.01

September 30, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended September 30, 2006.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by allocating its investments among the U.S. government and investment-grade corporate, the high-yield corporate and the international sectors of the fixed-income securities market. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2008, the value of securities loaned amounted to $33,924,134. The fund received cash collateral of $34,729,555 which is pooled with collateral of other Putnam funds into 55 issues of short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the“Code”), as amended, applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2007, the fund had a capital loss carryover of $839,274,062 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$234,609,900	September 30, 2008

110,840,621	September 30, 2009

164,353,970	September 30, 2010

311,230,234	September 30, 2011

4,275,641	September 30, 2012

13,963,696	September 30, 2015

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2008 $30,044,464 of losses recognized during the period November 1, 2006 to September 30, 2007.

The aggregate identified cost on a tax basis is $3,793,623,962, resulting in gross unrealized appreciation and depreciation of $256,318,913 and $146,991,094, respectively, or net unrealized appreciation of $109,327,819.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

For the period ended March 31, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

For the period ended March 31, 2008, Putnam Management has assumed $4,331 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

In October 2007, Putnam Management agreed to reimburse the fund in the amount of $190,401 in connection with the misidentification in 2006 of the characteristics of certain securities in the fund’s portfolio. The reimbursement by Putnam Management had less than a 0.05% impact on total return during the period.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2008, the fund incurred $2,023,852 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2008, the fund’s expenses were reduced by $284,299 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $790, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the“Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005.The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $62,296 and $756 from the sale of class A and class M shares, respectively, and received $106,214 and $9,161 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $4,942 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,587,466,113 and $1,462,099,566, respectively. Purchases and sales of U.S. government securities aggregated $227,266,758 and $290,307,041, respectively.

Written option transactions during the period ended March 31, 2008 are summarized as follows:

		Contract	Premiums
		Amounts	Received

Written
options
outstanding
at beginning	USD	473,089,000	$ 11,851,941
of period	EUR	22,180,000	$903,152

Options	USD	2,648,616,000	51,935,079
opened	EUR	—	—

Options	USD	—	—
exercised	EUR	—	—

Options	USD	(673,716,000)	(11,790,030)
expired	EUR	—	—

Options	USD	(1,298,578,000)	(24,742,669)
closed	EUR	—	—

Written
options
outstanding	USD	1,149,411,000	$ 27,254,321
at end
of period	EUR	22,180,000	$903,152

Note 4: Capital shares

At March 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/08:

Shares sold	13,823,784	$ 132,921,015

Shares issued
in connection
with reinvestment
of distributions	3,020,708	28,863,439

	16,844,492	161,784,454

Shares
repurchased	(22,138,526)	(211,966,305)

Net decrease	(5,294,034)	$ (50,181,851)

Year ended 9/30/07:

Shares sold	38,675,424	$ 385,448,367

Shares issued
in connection
with reinvestment
of distributions	5,905,369	58,673,912

	44,580,793	444,122,279

Shares
repurchased	(32,090,327)	(319,652,032)

Net increase	12,490,466	$ 124,470,247

CLASS B	Shares	Amount

Six months ended 3/31/08:

Shares sold	1,249,164	$ 11,930,979

Shares issued
in connection
with reinvestment
of distributions	304,419	2,889,125

	1,553,583	14,820,104

Shares
repurchased	(5,237,946)	(49,812,466)

Net decrease	(3,684,363)	$ (34,992,362)

Year ended 9/30/07:

Shares sold	4,004,820	$ 39,595,942

Shares issued
in connection
with reinvestment
of distributions	807,510	7,962,076

	4,812,330	47,558,018

Shares
repurchased	(12,082,096)	(119,441,963)

Net decrease	(7,269,766)	$ (71,883,945)

CLASS C	Shares	Amount

Six months ended 3/31/08:

Shares sold	2,312,420	$ 22,223,107

Shares issued
in connection
with reinvestment
of distributions	144,055	1,365,631

	2,456,475	23,588,738

Shares
repurchased	(2,028,160)	(19,359,629)

Net increase	428,315	$ 4,229,109

Year ended 9/30/07:

Shares sold	5,699,789	$ 56,422,531

Shares issued
in connection
with reinvestment
of distributions	206,143	2,034,463

	5,905,932	58,456,994

Shares
repurchased	(4,995,813)	(49,458,675)

Net increase	910,119	$ 8,998,319

CLASS M	Shares	Amount

Six months ended 3/31/08:

Shares sold	198,331	$ 1,894,593

Shares issued
in connection
with reinvestment
of distributions	48,210	456,042

	246,541	2,350,635

Shares
repurchased	(6,338,482)	(60,222,782)

Net decrease	(6,091,941)	$ (57,872,147)

Year ended 9/30/07:

Shares sold	586,754	$ 5,799,910

Shares issued
in connection
with reinvestment
of distributions	98,080	965,485

	684,834	6,765,395

Shares
repurchased	(34,733,892)	(343,087,030)

Net decrease	(34,049,058)	$(336,321,635)

CLASS R	Shares	Amount

Six months ended 3/31/08:

Shares sold	72,081	$ 689,902

Shares issued
in connection
with reinvestment
of distributions	8,302	79,312

	80,383	769,214

Shares
repurchased	(251,249)	(2,456,840)

Net decrease	(170,866)	$(1,687,626)

Year ended 9/30/07:

Shares sold	430,731	$ 4,251,178

Shares issued
in connection
with reinvestment
of distributions	8,078	79,732

	438,809	4,330,910

Shares
repurchased	(14,708)	(146,588)

Net increase	424,101	$ 4,184,322

CLASS Y	Shares	Amount

Six months ended 3/31/08:

Shares sold	11,446,557	$112,442,322

Shares issued
in connection
with reinvestment
of distributions	267,594	2,560,943

	11,714,151	115,003,265

Shares
repurchased	(4,381,903)	(42,389,234)

Net increase	7,332,248	$ 72,614,031

Year ended 9/30/07:

Shares sold	1,153,598	$ 11,523,013

Shares issued
in connection
with reinvestment
of distributions	102,906	1,023,026

	1,256,504	12,546,039

Shares
repurchased	(819,738)	(8,130,255)

Net increase	436,766	$ 4,415,784

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended March 31, 2008, management fees paid were reduced by $18,226 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $930,415 for the period ended March 31, 2008. During the period ended March 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $251,105,652 and $251,105,652, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of March 31, 2008, the fund had unfunded loan commitments of $1,466,807, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	commitments

Community Health Systems, Inc.	$ 121,079

Golden Nugget, Inc.	230,909

Hub International, Ltd.	28,366

MEG Energy Corp.	335,715

NRG Energy, Inc.	730,000

Univision Communications, Inc.	20,738

Total	$1,466,807

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes ( the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“FAS 161”) Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133 (“FAS 133”), which expands the disclosure requirements in FAS 133 about an entity’s derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Putnam Management is currently evaluating the impact the adoption of these accounting pronouncements will have on the fund’s financial statements and related disclosures.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	James P. Pappas
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	Richard B. Worley	Francis J. McNamara, III
Boston, MA 02109		Vice President and
	Officers	Chief Legal Officer
Investment Sub-Manager	Charles E. Haldeman, Jr.
Putnam Investments Limited	President	Robert R. Leveille
57–59 St James’s Street		Vice President and
London, England SW1A 1LD	Charles E. Porter	Chief Compliance Officer
Executive Vice President,
Marketing Services	Principal Executive Officer,	Mark C. Trenchard
Putnam Retail Management	Associate Treasurer and	Vice President and
One Post Office Square	Compliance Liaison	BSA Compliance Officer
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
Custodian	Senior Vice President	Vice President, Clerk and
State Street Bank and Trust	and Treasurer	Assistant Treasurer
Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Accounting Officer and	Assistant Treasurer and
Vice Chairman	Assistant Treasurer	Proxy Manager
Charles B. Curtis
Robert J. Darretta	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Vice President

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA028 250653 5/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed - End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed - End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed - End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 30, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 30, 2008